--------------------------------------------------------------------------------
                                 SMITH BARNEY
                             LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

             STYLE PURE SERIES | SEMI-ANNUAL REPORT | JUNE 30, 2000

                             [LOGO]   Smith Barney
                                      Mutual Funds

                Your Serious Money Professionally Managed.(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

[LOGO] Style Pure Series

Semi-Annual Report . June 30, 2000

SMITH BARNEY
LARGE CAP VALUE FUND

[PHOTO]

ELLEN CARDOZO SONSINO, PORTFOLIO MANAGER

ELLEN CARDOZO SONSINO

Ellen Cardozo Sonsino has 22 years of securities business experience.

Education: BA from Smith College; MBA from Columbia University Graduate School of Business

[PHOTO]

FRANCES A. ROOT, CFA

Frances A. Root has more than 20 years of securities business experience.

Education: BA from Sweet Briar College

FUND OBJECTIVE

Seeks current income and long-term growth of capital by identifying stocks of large, established companies that are undervalued relative to their fundamental value. The managers look for positive catalysts to accelerate earnings.

FUND FACTS

FUND INCEPTION*
--------------------------------------------------------------------------------
May 18, 1967

MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
22 Years (Ellen Cardozo Sonsino)
20 Years (Frances A. Root)

MANAGER TENURE
--------------------------------------------------------------------------------
* On February 26, 1972, an affiliate of Salomon Smith Barney assumed management of the Smith Barney Large Cap Value Fund.

SYMBOLS             Class A        Class B        Class L
--------------------------------------------------------------------------------
NASDAQ              SBCIX          SBCCX          SBGCX
--------------------------------------------------------------------------------
Inception           5/18/67        11/7/94        12/2/92

* On February 26, 1972, an affiliate of Saloman Smith Barney assumed management of the Smith Barney Large Cap value Fund.

Average Annual Total Returns as of June 30, 2000

                                      Without Sales Charges/(1)/
                            Class A          Class B            Class L
Six Months+                    (0.88)%         (1.32)%             (1.26)%
---------------------------------------------------------------------------
One-Year                      (10.01)         (10.73)             (10.71)
---------------------------------------------------------------------------
Five-Year                      13.89           12.99               13.01
---------------------------------------------------------------------------
Ten-Year                       11.97             N/A                 N/A
---------------------------------------------------------------------------
Since Inception++              11.18           14.06               11.93
---------------------------------------------------------------------------

                                        With Sales Charges/(2)/
                                Class A          Class B       Class L
---------------------------------------------------------------------------
Six Months+                      (5.81)%          (6.25)%       (3.21)%
---------------------------------------------------------------------------
One-Year                        (14.49)          (14.95)       (12.44)
---------------------------------------------------------------------------
Five-Year                        12.73            12.87         12.79
---------------------------------------------------------------------------
Ten-Year                         11.39              N/A           N/A
---------------------------------------------------------------------------
Since Inception++                11.01            14.06         11.79
---------------------------------------------------------------------------


What's Inside

Your Investment in the Smith Barney

Large Cap Value Fund........................................   1

A Message from the Chairman.................................   2

Fund at a Glance............................................   3

Letter from the Portfolio Managers..........................   4

Historical Performance......................................   8

Growth of $10,000...........................................  11

Schedule of Investments.....................................  12

Statement of Assets and Liabilities.........................  15

Statement of Operations.....................................  16

Statements of Changes in Net Assets.........................  17

Notes to Financial Statements...............................  18

Financial Highlights........................................  21

[LOGO] SMITH BARNEY
       MUTUAL FUNDS

Your Serious Money. Professionally Managed.(SM)

-------------------------------------------------------------------------------
Investment Products: Not FDIC Insured. Not Bank Guaranteed. May Lose Value
-------------------------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00%
      CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00%
      CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++    Inception dates for Class A, B and L shares are May 18,1967, November
      7, 1994 and December 2, 1992, respectively.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE SMITH BARNEY LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

[LOGO] -- We Earn Your Trust

          In a world of change, our managers remain disciplined, using a thoughtful approach to identifying, owning and monitoring securities. Our approach to investing and our extensive research capabilities are the foundation of our rigorous decision-making process.

[LOGO] -- Out-of-Favor Sector Opportunities

          Our value managers seek to invest in established companies temporarily out of favor or unrecognized by Wall Street investment professionals, but demonstrating the potential for dynamic change.

[LOGO] -- A Disciplined Sell Strategy

          Our managers' vast experience and knowledge allow them to identify opportunities and to sell holdings when they no longer meet their stringent criteria.

[LOGO] -- A Distinguished History of Managing Your Serious Money

          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today,S SB Citi Fund Management LLC unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At SSB Citi Fund Management LLC, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

             Managing Value and Risk in Large Cap Stock Investing

                                 SMITH BARNEY
                             LARGE CAP VALUE FUND

 .    Potential For Positive Change

 .    Dividend Paying Ability

 .    Value Criteria

 .    Universe of Large Cap Stocks

 1  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
               A  M E S S A G E  F R O M  T H E  C H A I R M A N
--------------------------------------------------------------------------------

[PHOTO]
Heath B. McLendon
Chairman

Originally offered in 1967, the Smith Barney Large Cap Value Fund looks to provide you with the opportunity to invest in established and well-managed, yet undervalued companies, a time-honored investment approach. We believe that wisely run companies can offer two key benefits to you--dividend income and capital appreciation potential. At SSB Citi Fund Management LLC, we remain firmly committed to our belief that individual company selection should continue to be the primary focus of any investor in any market. We believe that those companies with superior products, strong management and a sound business plan should be well positioned to deliver continued earnings growth in the evolving global economy.

Our managers employ a two-step stock selection process in their search for undervalued stocks. First, the managers use proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the managers look for a positive catalyst in the company's near term outlook, which they believe will accelerate earnings. The managers look for companies with above-average dividend paying ability and established dividend records, with positive changes in earnings prospects not yet recognized in the marketplace.

For years, individuals and their families and businesses have looked to the investment professionals of SSB Citi Fund Management LLC for thoughtful insight and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for their insight and record.

In our opinion, the lessons of the past can and should be used to better understand the challenges and opportunities of the future. We believe SSB Citi Fund Management LLC represents extensive asset management experience. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers have managed portfolios across markets and cycles.

Whatever your investment objective may be, we believe that following a disciplined investment plan is of paramount importance in these uncertain times. We encourage you to work closely with your financial professional to map out an investment plan that fits in with your objectives -- be it retirement, estate planning or educational needs.

When you invest with SSB Citi Fund Management ENDON LLC, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

July 12, 2000

 2  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Large Cap Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Top Ten Holdings*+

1.  Exxon Mobil Corp....................................................... 5.1%

2.  The Williams Cos., Inc................................................. 3.8

3.  The Chase Manhattan Corp............................................... 3.5

4.  General Electric Co.................................................... 3.5

5.  Marsh & McLennan Cos., Inc............................................. 3.4

6.  Mellon Financial Corp.................................................. 3.3

7.  American Home Products Corp............................................ 3.2

8.  PepsiCo, Inc........................................................... 3.0

9.  BP Amoco PLC........................................................... 2.9

10. Emerson Electric Co.................................................... 2.9

--------------------------------------------------------------------------------
Industry Diversification*+
--------------------------------------------------------------------------------

10.2%     Banking
 6.4%     Capital Goods
 8.1%     Drugs
 4.1%     Electric Utility
 3.8%     Household Products
 9.2%     Insurance
12.6%     Integrated Oil
 7.3%     Natural Gas
 5.6%     Office Equipment
11.4%     Telephone
21.3%     Other

--------------------------------------------------------------------------------
Investment Breakdown*++
--------------------------------------------------------------------------------

 0.1%     Repurchase Agreement
99.9%     Common Stock

*   These holdings are as of June 30, 2000 and are subject to change.
+   As a percentage of total common stock.
++  As a percentage of total investments.

 3  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Funds, Inc. -- Large Cap Value Fund ("Fund") for the period ended June 30, 2000. In this report, we summarize the period's prevailing economic conditions and briefly outline the Fund's investment strategy./1/ Please note that any discussion of the Fund's holdings is as of June 30, 2000. Please refer to pages 12 through 14 for the Fund's holdings. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the six months ended June 30, 2000, the Fund's Class A, B and L shares, without sales charges, generated negative returns of 0.88%, 1.32% and 1.26%, respectively. The Fund's Class A, B and L shares, with sales charges, generated negative returns of 5.81%, 6.25% and 3.21%. In comparison, the Russell 1000 Value Index/2/ returned a negative 4.23% for the same period. (Past performance is not indicative of future results.)

                ===============================================
                  WE SEEK TO INVEST IN ESTABLISHED COMPANIES
                    WE THINK DEMONSTRATE THE POTENTIAL FOR
                               EARNINGS GROWTH.
                ===============================================

Market Update

The initial months of 2000 began the same as last year ended, with the U.S. economy growing, technology stocks rising toward new heights, and a growing acceptance among investors of the likelihood of an extended period of monetary policy tightening by the Federal Reserve Board ("Fed"). The exceptional divergence in valuation and stock performance between tech stocks relative to those of traditional companies also carried over into 2000, supported by the idea that more established, blue-chip "Old Economy" companies may be trading at significant discounts given the above average relative growth potential of many technology firms.

Investors' willingness to pay exceptional multiples for such stocks appears to have reached a limit. At the same time, the combination of high valuations and steadily rising interest rates at one point took the Nasdaq Composite Index/3/ down more than 35% between mid-March and the end of April. As the market then began to value companies on the basis of multiples of cash flow and income, shares of companies that actually made money finally enjoyed a spell of better performance compared to many "New Economy" stocks. Against the backdrop of six months of higher market volatility, the Standard & Poor's 500 Index ("S&P 500")/4/ was up 1% and performed the best among the major stock indices, although the Nasdaq Composite Index substantially recovered from its lows to finish the first half just 3% lower and the Dow Jones Industrial Average ("DJIA")/5/ finished the period down 9%. (Please note that an investor cannot invest directly in an index.)


___________
 1 The information provided represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund.

 2 The Russell 1000 Value Index contains those stocks in the Russell 1000 Index with a less-than-average growth orientation. Companies that are categorized in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. A price-to-earnings ratio is a widely used gauge of a stock's valuation that indicates what investors are paying for an interest in a company based on its prior earnings. A price-to-book ratio shows the price of a stock compared to the company's book value.

 3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market.

 4 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.

 5 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks. Figures for the DJIA include reinvestment of dividends.

 4  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

After an extraordinary period during which the U.S. economy appeared essentially unaffected by the steady rise in rates, by the end of the reporting period, the impact of six interest rate hikes by the Fed since June 1999, were reflected in housing, employment, and manufacturing data. Although neither of these gauges of economic strength may be conclusive over short periods of time, each gave credence to the growing view that economic activity had begun to moderate somewhat.

In our view, this data supported optimism that the Fed may soon end the recent rounds of interest rate increases and sparked a broad-based market rally with the interest-rate sensitive financial sector and other traditional stocks leading the way. Importantly, at the same time signs of moderating growth caused greater enthusiasm among many investors, so too have concerns grown about the sustainability of corporate earnings in the face of a slowing economy.

We believe that investors' views on companies' ability to successfully manage through this period should be a significant factor in determining which stocks and indices perform best in coming months. In fact, even as the reporting period came to a close, companies among sectors as diverse as consumer products, financial services, communications and technology each preannounced earnings shortfalls at least partly attributable to slowing economic growth. Unfortunately, the threat of slowing economic growth is not the only issue that companies must navigate to meet Wall Street's expectations in coming quarters. Tight labor markets, rising credit costs, the persistent weakness of the euro, /6/ and skyrocketing energy costs, are all factors which present companies of all sizes with significant challenges.

          ==========================================================
                  WE VIEW THE BALANCE OF MARKET,ECONOMIC AND
                 INTEREST RATE RISKS AS FAVORABLE FOR STOCKS.
          ==========================================================

In our opinion, most investors should shift assets toward the companies they deem to be best positioned to successfully manage their earnings against the more challenging backdrop of slowing economic growth. We therefore expect second quarter 2000 earnings reports, along with the release of key economic data between now and the August 2000 Federal Open Market Committee ("FOMC")/7/ meeting, to be important factors influencing near-term market performance.

Market Outlook

We view the communications sector as an opportunity to participate in a changing industry for which future growth opportunities may be considerably stronger than those of the past. As the local telephone companies and long distance providers watch their businesses converge, each is also moving rapidly to shift their revenue mix toward faster growing areas (such as wireless, data and Internet services) expected to drive future growth.

We recently added to the Fund's positions in ALLTEL Corp., a national provider of wireline and wireless communication and information services. Wireless services comprise greater than half of the company's earnings, recent roaming agreements and asset swaps with Bell Atlantic/Vodafone should be positive. In our view, its shares appear attractive relative to peers and the value of the company's wireless assets.


_____________
 6 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

 7 The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

 5  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

We also consider the pharmaceutical industry to be an area with investment potential. Valuations in the group have been depressed recently by political concerns about rising Medicare drug benefits and other initiatives with the potential to constrain industry pricing power. These concerns -- combined with outsized patent expirations and a lack of new potential blockbuster drugs -- have added to investors' concerns about the pharmaceutical industry.

Nevertheless, we believe that select companies have the potential to overcome these trends and benefit from strong company-specific product cycles, faster time to market for new products and improving yields on investments in research and development. We believe the fundamental outlook for Johnson & Johnson should lead it to outperform despite considerable political pressures and we have recently begun to accumulate more shares.

The Fund has also established a position in financial services giant Merrill Lynch, which in our view, is uniquely positioned to capitalize on several changes within the financial services industry including:

  .   The shift toward capital markets-linked financing abroad;
  .   The trends toward globalization driving increased merger volumes;
  .   The growing trend globally to privatize pension systems; and
  .   The strong demand for retirement savings products worldwide.

We are also encouraged by the firm's response to online competitors and believe the financial and strategic implications of fully embracing the Internet may favorably impact asset growth,raise the proportion of fees relative to transaction-oriented income, and may ultimately lead to a higher stock valuation. Risks related to the transformation of its retail division seemed more than adequately discounted during the beginning of the year when we established meaningful positions in Merrill.

  ==========================================================================
              WIRELESS COMMUNICATION MAY REPRESENT FUTURE GROWTH

          In 1990, there were only 5,283,055 subscribers to wireless systems. In 1999, that number dramatically increased
    to 87,047,003. Source: Cellular Telecommunications Industry Association
  ==========================================================================

One of the stocks we sold this year is the disability insurance company UnumProvident, which was eliminated after the company released what we viewed as disappointing earnings and revealed a wide range of concerns that suggested to us that the company's turnaround was of greater complexity and may take longer than previously thought. Among other missteps, the restructuring and retraining of the sales force has negatively impacted important customer relationships and caused a sales decline in UnumProvident's most important division. In our view, the company faces a challenging future.

Shares of Enron have done extremely well since we added them to the Fund two years ago. We think the rise in share price through June 2000 was driven in part by management's persuasive argument for exploiting inefficiencies in the rapidly expanding broadband market to create a structured broadband commodity trading market. Management's superior track record and success at taking advantage of similar imbalances in the electric and natural gas commodity markets gave us confidence during the period that Enron might establish a dominant position in this new industry. Nevertheless, after appreciating over 200% since we purchased it in 1998, the company's shares no longer meet our dividend or cash flow yield requirements and has begun to take on what we deem to be growth stock characteristics. Therefore, we substantially eliminated the Fund's position in Enron and used the proceeds from the sale to invest in what we thought were more reasonable valued, yet presently out-of-favor names that we believe have significant upside potential.

 6  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

We are optimistic that U.S. economic growth will slow to a pace that helps to mediate inflationary concerns enough to satisfy monetary policymakers, yet remain strong enough to allow corporations to post respectable, if somewhat less robust, overall earnings gains. Admittedly, the risks to our expectations are significant. Historically, similar attempts to gradually tame the growth of an expansion have often not succeeded. Additionally, we view the record trade deficit in many respects as symbolic of the importance of the U.S. as a source of demand for emerging and developed markets abroad. Given the increasingly influential role of the U.S. consumer in helping to maintain the global economic growth equation, the impact of slowing U.S. demand could be more detrimental than is generally assumed.

Overall, we view the balance of market, economic and interest rate risks as favorable for stocks and believe the recent downturn has served to dampen speculation. In recent months we have identified several promising investment opportunities within the pharmaceutical, natural gas and technology industries.

In closing, thank you for your investment in the Smith Barney Funds, Inc. -- Large Cap Value Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ Ellen Cardozo Sonsino          /s/ Frances A. Root

Ellen Cardozo Sonsino              Frances A. Root
Vice President                     Vice President

July 12, 2000

7 Smith Barney Large Cap Value Fund  |  2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           -----------------------
                           Beginning        End      Income    Capital Gain     Return      Total
Period Ended               of Period     of Period  Dividends  Distributions  of Capital  Returns/(1)/
=======================================================================================================
6/30/00                     $17.00         $16.75     $0.10        $0.00         $0.00       (0.88)%+
-------------------------------------------------------------------------------------------------------
12/31/99                     18.28          17.00      0.20         0.85          0.06       (0.91)
-------------------------------------------------------------------------------------------------------
12/31/98                     17.09          18.28      0.23         1.06          0.00       14.61
-------------------------------------------------------------------------------------------------------
12/31/97                     14.79          17.09      0.29         1.50          0.00       27.86
-------------------------------------------------------------------------------------------------------
12/31/96                     14.59          14.79      0.36         1.79          0.00       16.06
-------------------------------------------------------------------------------------------------------
12/31/95                     12.18          14.59      0.39         1.18          0.00       33.05
-------------------------------------------------------------------------------------------------------
12/31/94                     13.31          12.18      0.42         0.14          0.00       (4.31)
-------------------------------------------------------------------------------------------------------
12/31/93                     12.48          13.31      0.46         0.73          0.00       16.38
-------------------------------------------------------------------------------------------------------
12/31/92                     12.51          12.48      0.51         0.40          0.00        7.23
-------------------------------------------------------------------------------------------------------
12/31/91                     10.54          12.51      0.73         0.05          0.00       26.57
-------------------------------------------------------------------------------------------------------
12/31/90                     12.69          10.54      0.70         0.25          0.00       (9.46)
=======================================================================================================
  Total                                               $4.39        $7.95         $0.06
=======================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                          -----------------------
                          Beginning        End      Income    Capital Gain     Return       Total
Period Ended              of Period     of Period  Dividends  Distributions  of Capital  Returns/(1)/
=======================================================================================================
6/30/00                    $16.94         $16.69     $0.03        $0.00         $0.00       (1.32)%+
-------------------------------------------------------------------------------------------------------
12/31/99                    18.21          16.94      0.05         0.85          0.06       (1.66)
-------------------------------------------------------------------------------------------------------
12/31/98                    17.03          18.21      0.09         1.06          0.00       13.71
-------------------------------------------------------------------------------------------------------
12/31/97                    14.74          17.03      0.15         1.50          0.00       26.83
-------------------------------------------------------------------------------------------------------
12/31/96                    14.54          14.74      0.24         1.79          0.00       15.22
-------------------------------------------------------------------------------------------------------
12/31/95                    12.15          14.54      0.29         1.18          0.00       32.07
-------------------------------------------------------------------------------------------------------
Inception* -- 12/31/94      12.54          12.15      0.09         0.14          0.00       (1.28)+
=======================================================================================================
Total                                                $0.94        $6.52         $0.06
=======================================================================================================

 8  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
 Historical Performance -- Class L Shares
-------------------------------------------------------------------------------

                                        Net Asset Value
                                     -----------------------
                                     Beginning        End        Income     Capital Gain      Return        Total
Period Ended                         of Period     of Period    Dividends   Distributions   of Capital   Returns/(1)/
===================================================================================================================
6/30/00                                $16.95         $16.71      $0.03          $0.00       $0.00         (1.26)%+
-------------------------------------------------------------------------------------------------------------------
12/31/99                                18.22          16.95       0.05           0.85        0.06         (1.65)
-------------------------------------------------------------------------------------------------------------------
12/31/98                                17.05          18.22       0.10           1.06        0.00         13.73
-------------------------------------------------------------------------------------------------------------------
12/31/97                                14.76          17.05       0.16           1.50        0.00         26.85
-------------------------------------------------------------------------------------------------------------------
12/31/96                                14.57          14.76       0.24           1.79        0.00         15.15
-------------------------------------------------------------------------------------------------------------------
12/31/95                                12.18          14.57       0.29           1.18        0.00         32.01
-------------------------------------------------------------------------------------------------------------------
12/31/94                                13.30          12.18       0.34           0.14        0.00         (4.91)
-------------------------------------------------------------------------------------------------------------------
12/31/93                                12.48          13.30       0.36           0.73        0.00         15.46
-------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/92                  12.87          12.48       0.06           0.40        0.00         (0.57)+
===================================================================================================================
Total                                                             $1.63          $7.65       $0.06
===================================================================================================================

-------------------------------------------------------------------------------
 Historical Performance -- Class Y Shares
-------------------------------------------------------------------------------

                                                      Net Asset Value
                                                  -----------------------
                                     Beginning        End        Income     Capital Gain      Return        Total
Period Ended                         of Period     of Period    Dividends   Distributions   of Capital   Returns/(1)/
=====================================================================================================================
6/30/00                              $17.01           $16.75      $0.13          $0.00       $0.00           (0.77)%+
---------------------------------------------------------------------------------------------------------------------
12/31/99                              18.28            17.01       0.26           0.85        0.06           (0.54)
---------------------------------------------------------------------------------------------------------------------
12/31/98                              17.09            18.28       0.29           1.06        0.00           14.96
---------------------------------------------------------------------------------------------------------------------
12/31/97                              14.80            17.09       0.35           1.50        0.00           28.21
---------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/96                15.06            14.80       0.41           1.79        0.00           12.86+
=====================================================================================================================
Total                                                             $1.44          $5.20       $0.06
=====================================================================================================================


Historical Performance -- Class Z Shares

                                                      Net Asset Value
                                                  -----------------------
                                     Beginning        End        Income     Capital Gain      Return        Total
Period Ended                         of Period     of Period    Dividends   Distributions   of Capital   Returns/(1)/
=====================================================================================================================
6/30/00                              $17.04           $16.78      $0.13          $0.00       $0.00            (0.77)%+
---------------------------------------------------------------------------------------------------------------------
12/31/99                              18.31            17.04       0.26           0.85        0.06            (0.54)
---------------------------------------------------------------------------------------------------------------------
12/31/98                              17.12            18.31       0.29           1.06        0.00            14.95
---------------------------------------------------------------------------------------------------------------------
12/31/97                              14.82            17.12       0.35           1.50        0.00            28.27
---------------------------------------------------------------------------------------------------------------------
12/31/96                              14.61            14.82       0.41           1.79        0.00            16.47
---------------------------------------------------------------------------------------------------------------------
12/31/95                              12.19            14.61       0.42           1.18        0.00            33.41
---------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/94                12.54            12.19       0.12           0.14        0.00            (0.73)+
=====================================================================================================================
Total                                                             $1.98          $6.52       $0.06
=====================================================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

9    Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                    Without Sales Charges/(1)/
                                                --------------------------------------------------------------------------
                                                Class A          Class B         Class L          Class Y          Class Z
==========================================================================================================================
Six Months Ended 6/30/00+                         (0.88)%         (1.32)%          (1.26)%          (0.77)%        (0.77)%
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/00                               (10.01)         (10.73)          (10.71)           (9.75)         (9.74)
--------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/00                          13.89           12.99            13.01              N/A          14.26
--------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/00                           11.97             N/A              N/A              N/A            N/A
--------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                        11.18           14.06            11.93            11.93          15.39
==========================================================================================================================

                                                                       With Sales Charges/(2)/
                                                ----------------------------------------------------------------------------
                                                Class A          Class B         Class L          Class Y          Class Z
============================================================================================================================
Six Months Ended 6/30/00+                         (5.81)%         (6.25)%         (3.21)%         (0.77)%           (0.77)%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/00                               (14.49)         (14.95)         (12.44)          (9.75)            (9.74)
----------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/00                          12.73           12.87           12.79             N/A             14.26
----------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/00                           11.39             N/A             N/A             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/00                        11.01           14.06           11.79           11.93             15.39
============================================================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Returns
--------------------------------------------------------------------------------

                                                                     Without Sales Charges/(1)/
===============================================================================================
Class A (6/30/90 through 6/30/00)                                             209.62%
-----------------------------------------------------------------------------------------------
Class A (Inception* through 6/30/00)                                        3,255.74
-----------------------------------------------------------------------------------------------
Class B (Inception* through 6/30/00)                                          110.24
-----------------------------------------------------------------------------------------------
Class L (Inception* through 6/30/00)                                          135.07
-----------------------------------------------------------------------------------------------
Class Y (Inception* through 6/30/00)                                           64.18
-----------------------------------------------------------------------------------------------
Class Z (Inception* through 6/30/00)                                          124.47
===============================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year
 * The inception dates for Class A, B, L, Y and Z shares are May 18, 1967, November 7, 1994, December 2, 1992, February 6, 1996 and November 7, 1994, respectively.



10   Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Large Cap Value Fund vs. the Russell 1000 Value Index+
--------------------------------------------------------------------------------
                               June 1990 -- June 2000



     [_]  Large Cap Value Fund

     [_]  Russell 1000 Value Index





                           Large Cap Value Fund                Russell 1000+
       Jun\1990            9,426                               10,000
       Dec\1990            8,487                               9,305
       Dec\1991            10,998                              11,594
       Dec\1992            11,792                              13,195
       Dec\1993            13,724                              15,586
       Dec\1994            13,132                              15,276
       Dec\1995            17,472                              21,133
       Dec\1996            20,279                              25,705
       Dec\1997            25,928                              34,748
       Dec\1998            29,717                              40,181
       Dec\1999            29,446                              47,570
       Jun\2000            29,186                              45,558



 + Hypothetical illustration of $10,000 invested in Class A shares on June
   30,1990, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2000. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this Index generally have low price to book and price/earnings ratios, higher dividend yields and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.


11   Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2000
--------------------------------------------------------------------------------

SHARES                                 SECURITY                        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.9%

Aerospace & Defense -- 2.6%
  520,000  United Technologies Corp.                              $ 30,615,000
--------------------------------------------------------------------------------
Automobiles -- 0.1%
  20,000   General Motors Corp.                                      1,161,250
--------------------------------------------------------------------------------
Banking -- 10.2%
  435,000  Bank of America Corp.                                    18,705,000
   27,100  Bank One Corp.                                              719,844
  901,500  The Chase Manhattan Corp.                                41,525,343
1,075,000  Mellon Financial Corp.                                   39,170,313
  180,000  Merrill Lynch & Co.,Inc.*                                20,700,000
--------------------------------------------------------------------------------
                                                                   120,820,500
--------------------------------------------------------------------------------
Basic Materials -- 1.2%
  490,000  International Paper Co.                                  14,608,125
--------------------------------------------------------------------------------
Beverage -- 3.0%
  800,000  PepsiCo,Inc.                                             35,550,000
--------------------------------------------------------------------------------
Capital Goods -- 6.4%
  575,000  Emerson Electric Co.                                     34,715,625
  750,000  General Electric Co.                                     40,810,000
--------------------------------------------------------------------------------
                                                                    75,525,625
--------------------------------------------------------------------------------
Chemicals -- 1.8%
  300,000  The Dow Chemical Co.*                                     9,056,250
  289,999  E.I.du Pont de Nemours & Co.                             12,687,460
--------------------------------------------------------------------------------
                                                                    21,743,710
--------------------------------------------------------------------------------
Consumer Cyclicals -- 1.8%
1,175,000  Masco Corp.                                              21,223,437
--------------------------------------------------------------------------------
Consumer Services -- 0.3%
  143,400  First Data Corp.                                          4,103,988
--------------------------------------------------------------------------------
Drugs -- 8.1%
  650,000  American Home Products Corp.                             38,187,500
  560,000  Bristol-Myers Squibb Co.                                 32,620,000
  475,000  Pharmacia Corp.                                          24,551,563
--------------------------------------------------------------------------------
                                                                    95,359,063
--------------------------------------------------------------------------------
Electric Utility -- 4.1%
  450,000  Duke Energy Corp.                                        25,368,750
  607,500  Unicom Corp.                                             23,502,656
--------------------------------------------------------------------------------
                                                                    48,871,406
--------------------------------------------------------------------------------
Household Products -- 3.8%
  280,000  Avon Products,Inc.                                       12,460,000
  575,000  Kimberly-Clark Corp.                                     32,990,625
--------------------------------------------------------------------------------
                                                                    45,450,625
--------------------------------------------------------------------------------
Instruments - Controls -- 1.7%
  600,000  Honeywell International Inc.                             20,212,500
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.

 12 Smith BarneyLarge Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------

SHARES                                     SECURITY                   VALUE
--------------------------------------------------------------------------------
Insurance -- 9.2%

  380,000   The Chubb Corp.*                                      $  23,370,000
  150,000   CIGNA Corp.                                              14,025,000
  575,000   The Hartford Financial Services
            Group, Inc.                                              32,164,063
  380,000   Marsh & McLennan Cos., Inc.                              39,686,250
--------------------------------------------------------------------------------
                                                                    109,245,313
--------------------------------------------------------------------------------
Integrated Oil -- 12.6%
 600,000    BP Amoco PLC*                                            33,937,500
 290,000    Chevron Corp.                                            24,595,625
 700,000    Conoco Inc., Class A Shares                              15,400,000
 583,498    Conoco Inc., Class B Shares                              14,332,170
 775,000    Exxon Mobil Corp.                                        60,837,500
--------------------------------------------------------------------------------
                                                                    149,102,795
--------------------------------------------------------------------------------
Medical Products & Supplies -- 1.5%
 145,000    Baxter International Inc.                                10,195,312
  74,000    Johnson & Johnson                                         7,538,750
--------------------------------------------------------------------------------
                                                                     17,734,062
--------------------------------------------------------------------------------
Natural Gas -- 7.3%
 600,000    El Paso Energy Corp.                                     30,562,500
 150,000    Enron Corp.                                              10,642,500
 1,075,000  The Williams Cos., Inc.                                   44,814,063
--------------------------------------------------------------------------------
                                                                     86,019,063
--------------------------------------------------------------------------------

Office Equipment -- 5.6%
 230,000    International Business Machines Corp.                    25,199,375
 600,000    Pitney Bowes Inc.*                                       24,000,000
 800,000    Xerox Corp.                                              16,600,000
--------------------------------------------------------------------------------
                                                                     65,799,375
--------------------------------------------------------------------------------
Oil Service -- 2.0%
  500,000   Halliburton Co.                                          23,593,750
--------------------------------------------------------------------------------
Publishing -- 2.3%
  495,000   The McGraw-Hill Cos., Inc.                               26,730,000
--------------------------------------------------------------------------------
Raw & Intermediate Materials -- 1.9%
  780,000   Alcoa Inc.                                               22,620,000
--------------------------------------------------------------------------------
Telephone -- 11.4%
  350,000   ALLTEL Corp.                                             21,678,125
  800,000   AT&T Corp.                                               25,300,000
  525,000   GTE Corp.+                                               32,681,250
  675,000   SBC Communications Inc.                                  29,193,750
  500,000   Sprint Corp.                                             25,500,000
--------------------------------------------------------------------------------
                                                                    134,353,125
--------------------------------------------------------------------------------
Transportation -- 1.0%
  325,000   Union Pacific Corp.*                                     12,085,937
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $978,298,547)                                1,182,528,649
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

 13 Smith BarneyLarge Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------
 FACE
AMOUNT                           SECURITY                               VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%

$ 869,000   J.P. Morgan Securities, Inc., 6.500% due
                7/3/00; Proceeds at maturity --
                $869,471; (Fully collateralized by U.S.
                Treasury Notes & Bonds,
                3.375% to 7.875% due 7/15/02 to 2/15/21; Market
                value -- $886,597)(Cost --$869,000)                   $ 869,000
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $979,167,547**)                             $1,183,397,649
--------------------------------------------------------------------------------

*  All or a portion of this security is on loan (See Note 5).
+ On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
** Aggregate cost for Federal income tax purposes is substantially the same.



                     See Notes to Financial Statements.

 14 Smith BarneyLarge Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2000
--------------------------------------------------------------------------------
ASSETS:
   Investments,at value (Cost -- $979,167,547)                   $ 1,183,397,649
   Cash                                                                      912
   Collateral for securities on loan (Note 5)                         39,349,444
   Receivable for securities sold                                      6,522,052
   Receivable for Fund shares sold                                       757,259
   Dividends and interest receivable                                   1,748,693
--------------------------------------------------------------------------------
   Total Assets                                                    1,231,776,009
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 5)                            39,349,444
   Dividends payable                                                   3,457,545
   Management fees payable                                               577,857
   Distribution fees payable                                             100,935
   Payable for Fund shares purchased                                       2,612
   Accrued expenses                                                      202,431
--------------------------------------------------------------------------------
   Total Liabilities                                                  43,690,824
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,188,085,185
--------------------------------------------------------------------------------
Net ASSETS:
   Par value of capital shares                                      $    709,590
   Capital paid in excess of par value                               918,035,279
   Overdistributed net investment income                                (38,392)
   Accumulated net realized gain from security transactions           65,148,606
   Net unrealized appreciation of investments                        204,230,102
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,188,085,185
--------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                            38,302,245
   -----------------------------------------------------------------------------
   Class B                                                             5,900,205
   -----------------------------------------------------------------------------
   Class L                                                             5,369,033
   -----------------------------------------------------------------------------
   Class Y                                                            12,590,809
   -----------------------------------------------------------------------------
   Class Z                                                             8,796,690

Net Asset Value:
   Class A (and redemption price)                                         $16.75
   -----------------------------------------------------------------------------
   Class B *                                                              $16.69
   -----------------------------------------------------------------------------
   Class L **                                                             $16.71
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                         $16.75
   -----------------------------------------------------------------------------
   Class Z (and redemption price)                                         $16.78
   -----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)      $17.63
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)      $16.88
   -----------------------------------------------------------------------------
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

15 Smith BarneyLarge Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                     $ 12,705,731
     Interest                                                           106,063
     Less: Foreign withholding tax                                      (30,294)
--------------------------------------------------------------------------------
     Total Investment Income                                         12,781,500
--------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                         3,448,078
     Distribution fees (Note 2)                                       1,833,875
     Shareholder and system servicing fees                              324,329
     Shareholder communications                                          44,954
     Registration fees                                                   36,400
     Custody                                                             18,455
     Audit and legal                                                     14,647
     Directors' fees                                                     11,946
     Other                                                                5,635
--------------------------------------------------------------------------------
     Total Expenses                                                   5,738,319
--------------------------------------------------------------------------------
Net Investment Income                                                 7,043,181
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions (excluding short
     -term securities):
       Proceeds from sales                                          227,610,899
       Cost of securities sold                                      161,842,033
--------------------------------------------------------------------------------
Net Realized Gain                                                    65,768,866
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                          291,422,717
       End of period                                                204,230,102
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                        (87,192,615)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (21,423,749)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(14,380,568)
================================================================================

                         See Notes to Financial Statements.

16   Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                                                2000                      1999
===================================================================================================================
OPERATIONS:
     Net investment income                                                $    7,043,181            $    14,634,946
     Net realized gain                                                        65,768,866                 63,929,917
     Decrease in net unrealized appreciation                                 (87,192,615)               (96,058,919)
-------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                                  (14,380,568)               (17,494,056)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                    (7,066,965)               (14,579,182)
     Net realized gains                                                               --                (63,537,409)
     Capital                                                                          --                 (4,214,738)
-------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                (7,066,965)               (82,331,329)
-------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sales                                                  94,768,562                286,875,651
     Net asset value of shares issued for reinvestment of dividends            2,542,612                 64,751,969
     Cost of shares reacquired                                              (196,162,922)              (246,832,983)
     Increase (Decrease) in Net Assets From Fund Share Transactions          (98,851,748)               104,794,637
-------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                           (120,299,281)                 4,969,252

NET ASSETS:
     Beginning of period                                                   1,308,384,466              1,303,415,214
-------------------------------------------------------------------------------------------------------------------
     End of period*                                                       $1,188,085,185            $ 1,308,384,466
===================================================================================================================
* Includes overdistributed net investment income of:                      $      (38,392)           $       (14,608)
===================================================================================================================


                      See Notes to Financial Statements.

17   Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Large Cap Value Fund ("Portfolio") is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended,as a diversified, open-end management investment company and consists of this Portfolio and two other separate investment portfolios: U.S. Government Securities Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the bid and ask prices; (c) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets by class;
(i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"),a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.60% on the Portfolio's average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup,acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended June 30, 2000, the Portfolio paid transfer agent fees of $293,054 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended June 30, 2000, SSB and its affiliates received total brokerage commissions of $6,251.

18   Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2000, CFBDS and SSB received sales charges of $138,000 and $125,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately as follows:

                                   Class A            Class B          Class L
================================================================================
CDSCs                              $18,000            $212,000         $24,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the six months ended June 30, 2000, total Distribution Plan fees were as follows:


                                   Class A            Class B          Class L
================================================================================
Distribution Plan Fees             $848,752          $526,647          $458,476
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $120,501,893
--------------------------------------------------------------------------------
Sales                                                                227,610,899
================================================================================

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $272,311,657
Gross unrealized depreciation                                       (68,081,555)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $204,230,102
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2000, the Portfolio loaned stocks having a value of approximately $37,800,147 and holds the following collateral for loaned securities:

Security Descriptions                                                  Value
================================================================================
Time Deposits:
     Banco Bilboa Vizcaya S.A., 7.13% due 7/3/00                    $ 4,806,764
     Bank Brussels Lambert, 7.13% due 7/3/00                            399,527
     Caisse des Depots et Consignations, 6.94% due 7/3/00             4,806,764
     Caisse des Depots et Consignations, 7.06% due 7/3/00             2,386,189
     Credit Suisse First Boston, 7.13% due 7/3/00                       334,359
     Credit Suisse First Boston, 7.16% due 7/3/00                     1,249,759
     San Paolo IMI, S.p.A., 7.00% due 7/3/00                          2,403,382
Floating Rate Notes:
     Bank One Corp., 6.68% due 7/2/01                                   500,077
     First Union National Bank, 6.51% due 5/21/01                     5,573,145
     First Union National Bank, 6.61% due 5/23/01                       427,741
     Goldman, Sachs & Co., 5.28% due 8/23/00                          3,609,371
     Key Bank Corp., 5.91% due 2/14/01                                5,412,904
     Sigma Finance Corp., 6.48% due 11/6/00                           7,439,462
--------------------------------------------------------------------------------
Total                                                               $39,349,444
================================================================================

For the six months ended June 30, 2000, income earned by the Portfolio from securities lending was $61,992.


19   Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Capital Shares

At June 30, 2000, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At June 30, 2000, total paid-in capital amounted to the following for each class:

                              Class A           Class B              Class L           Class Y                Class Z
========================================================================================================================
Total Paid-in Capital       $385,002,364       $108,151,564       $ 89,774,296       $217,848,720          $117,967,925
========================================================================================================================

Transactions in shares of each class were as follows:

                                                Six Months Ended                                   Year Ended
                                                 June 30, 2000                                   December 31, 1999
                                       -------------------------------------            --------------------------------------
                                          Shares                   Amount                    Shares              Amount
==============================================================================================================================
Class A
Shares sold                             1,704,868            $   28,975,110               5,013,895          $    92,920,169
Shares issued on reinvestment             103,283                 1,790,934               2,501,796               42,790,540
Shares reacquired                      (7,287,206)             (121,550,243)             (8,652,752)            (158,447,531)
------------------------------------------------------------------------------------------------------------------------------
Net Decrease                           (5,479,055)           $  (90,784,199)             (1,137,061)         $   (22,736,822)
==============================================================================================================================
Class B
Shares sold                               662,675            $   11,085,496               4,427,025          $    83,969,932
Shares issued on reinvestment               4,678                    80,839                 361,942                6,119,426
Shares reacquired                      (1,761,784)               (1,626,979)            (29,674,516)
------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (1,094,431)              (17,883,023)              3,161,988          $    60,414,842
==============================================================================================================================
Class L
Shares sold                               861,849            $   14,370,142               3,011,037          $    57,035,420
Shares issued on reinvestment               4,257                    73,602                 299,065                5,059,969
Shares reacquired                      (1,262,961)              (20,891,869)             (1,176,864)             (21,533,421)
------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (396,855)           $   (6,448,125)              2,133,238          $    40,561,968
==============================================================================================================================
Class Y
Shares sold                             1,851,098            $   31,055,935               2,202,645          $    40,349,777
Shares issued on reinvestment                  --                        --                      --                       --
Shares reacquired                        (135,645)               (2,299,133)                (28,660)                (562,000)
------------------------------------------------------------------------------------------------------------------------------
Net Increase                            1,715,453            $   28,756,802               2,173,985          $    39,787,777
==============================================================================================================================
Class Z
Shares sold                               552,154            $    9,281,879                 670,713          $    12,600,353
Shares issued on reinvestment              34,383                   597,237                 626,698               10,782,034
Shares reacquired                      (1,344,459)              (22,372,319)             (1,973,751)             (36,615,515)
------------------------------------------------------------------------------------------------------------------------------
Net Decrease                             (757,922)           $  (12,493,203)               (676,340)         $   (13,233,128)
==============================================================================================================================

20   Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class A Shares                                       2000/(1)(2)/     1999/(2)/    1998/(2)/      1997       1996       1995
=============================================================================================================================
Net Asset Value, Beginning of Period               $    17.00         $ 18.28     $  17.09     $  14.79   $  14.59   $  12.18
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                 0.10             0.20         0.24         0.29       0.36       0.39
  Net realized and unrealized gain (loss)              (0.25)           (0.37)        2.24         3.80       1.99       3.59
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (0.15)           (0.17)        2.48         4.09       2.35       3.98
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.10)           (0.20)       (0.23)       (0.29)     (0.36)     (0.39)
  Net realized gains(3)                                   --            (0.85)       (1.06)       (1.50)     (1.79)     (1.18)
  Capital                                                 --            (0.06)          --           --         --         --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.10)           (1.11)       (1.29)       (1.79)     (2.15)     (1.57)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   16.75         $  17.00     $  18.28     $  17.09   $  14.79   $  14.59
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                           (0.88)%++        (0.91)%      14.61%       27.86%     16.06%     33.05%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $ 641,427         $744,405     $821,003     $758,708   $645,935   $617,431
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              0.90%+           0.90%        0.90%        0.92%      0.95%      1.02%
  Net investment income                                 1.18+            1.09         1.29         1.71       2.28       2.78
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   10%              34%          48%          40%        49%        51%
=============================================================================================================================
Class B Shares                                        2000/(1)(2)/    1999/(2)/    1998/(2)/     1997       1996       1995
=============================================================================================================================
Net Asset Value, Beginning of Period               $   16.94         $  18.21     $  17.03     $  14.74   $  14.54   $  12.15
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                 0.03             0.06         0.09         0.16       0.25       0.24
  Net realized and unrealized gain (loss)              (0.25)           (0.37)        2.24         3.78       1.98       3.62
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (0.22)           (0.31)        2.33         3.94       2.23       3.86
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.03)           (0.05)       (0.09)       (0.15)     (0.24)     (0.29)
  Net realized gains/(3)/                                 --            (0.85)       (1.06)       (1.50)     (1.79)     (1.18)
  Capital                                                 --            (0.06)          --           --         --         --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.03)           (0.96)       (1.15)       (1.65)     (2.03)     (1.47)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   16.69         $  16.94     $  18.21     $  17.03   $  14.74   $  14.54
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                           (1.32)%++        (1.66)%      13.71%       26.83%     15.22%     32.07%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $  98,481         $118,477     $ 69,786     $ 28,525   $ 14,883   $  6,065
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              1.69%+           1.67%        1.69%        1.71%      1.71%      1.73%
  Net investment income                                 0.39+            0.32         0.51         0.92       1.55       1.83
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   10%              34%          48%          40%        49%        51%
=============================================================================================================================

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

21  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class L Shares                                      2000/(1)(2)/     1999/(2)/    1998/(2)(3)/    1997      1996         1995
===============================================================================================================================
Net Asset Value, Beginning of Period               $    16.95      $  18.22     $  17.05      $  14.76   $   14.57      $ 12.18
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                  0.03          0.06         0.09          0.16        0.24         0.27
  Net realized and unrealized gain (loss)               (0.24)        (0.37)        2.24          3.79        1.98         3.59
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     (0.21)        (0.31)        2.33          3.95        2.22         3.86
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.03)        (0.05)       (0.10)        (0.16)      (0.24)       (0.29)
  Net realized gains/(4)/                                  --         (0.85)       (1.06)        (1.50)      (1.79)       (1.18)
  Capital                                                  --         (0.06)          --            --          --           --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     [0.03)        (0.96)       (1.16)        (1.66)      (2.03)       (1.47)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    16.71      $  16.95     $  18.22      $  17.05   $   14.76      $ 14.57
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (1.26)%++     (1.65)%      13.73%        26.85%      15.15%       32.01%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $   89,691      $ 97,745     $ 66,190      $ 42,115   $  33,365      $29,758
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                               1.68%+        1.66%        1.67%         1.69%       1.73%        1.79%
  Net investment income                                  0.41+         0.34         0.52          0.93        1.50         2.00
===============================================================================================================================
Portfolio Turnover Rate                                    10%           34%          48%           40%         49%          51%
===============================================================================================================================
Class Y Shares                                      2000/(1)(2)/    1999/(2)/    1998/(2)/       1997      1996/(2)(5)/
===============================================================================================================================
Net Asset Value, Beginning of Period               $    17.01      $  18.28     $  17.09      $  14.80   $   15.06
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                  0.13          0.26         0.30          0.38        0.36
  Net realized and unrealized gain (loss)               (0.26)        (0.36)        2.24          3.76        1.58
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     (0.13)        (0.10)        2.54          4.14        1.94
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.13)        (0.26)       (0.29)        (0.35)      (0.41)
  Net realized gains/(4)/                                  --         (0.85)       (1.06)        (1.50)      (1.79)
  Capital                                                  --         (0.06)          --            --          --
Total Distributions                                     (0.13)        (1.17)       (1.35)        (1.85)      (2.20)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    16.75      $  17.01     $  18.28      $  17.09   $   14.80
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (0.77)%++     (0.54)%      14.96%        28.21%      12.86%++
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $  210,898      $184,974     $159,084      $111,690   $  30,169
-------------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Expenses                                               0.58%+        0.58%        0.58%         0.60%      0 .66%+
Net investment income                                    1.51+         1.41         1.61          2.06        3.02+
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    10%           34%          48%           40%         49%
===============================================================================================================================

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998 Class C shares were renamed Class L shares.
(4) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.
(5) For the period from February 6, 1996 (inception date) to December 31, 1996. ++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

22  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class Z Shares                                      2000/(1)(2)/     1999/(2)/     1998/(2)/     1997       1996      1995
==========================================================================================================================
Net Asset Value, Beginning of Period               $    17.04      $  18.31     $  17.12     $  14.82   $  14.61   $ 12.19
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                  0.13          0.26         0.30         0.35       0.42      0.43
  Net realized and unrealized gain (loss)               (0.26)        (0.36)        2.24         3.80       1.99      3.59
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     (0.13)        (0.10)        2.54         4.15       2.41      4.02
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.13)        (0.26)       (0.29)       (0.35)     (0.41)    (0.42)
  Net realized gains/(3)/                                  --         (0.85)       (1.06)       (1.50)     (1.79)    (1.18)
  Capital                                                  --         (0.06)          --           --         --        --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (0.13)        (1.17)       (1.35)       (1.85)     (2.20)    (1.60)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    16.78      $  17.04     $  18.31     $  17.12   $  14.82   $ 14.61
--------------------------------------------------------------------------------------------------------------------------
Total Return                                            (0.77)%++     (0.54)%      14.95%       28.27%     16.47%    33.41%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $  147,588      $162,783     $187,352     $144,008   $113,160   $98,661
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                               0.59%+        0.58%        0.59%        0.60%      0.62%     0.69%
  Net investment income                                  1.50+         1.40         1.61         2.03       2.62      3.11
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    10%           34%          48%          40%        49%       51%
==========================================================================================================================

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

23  Smith Barney Large Cap Value Fund | 2000 Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

          DIRECTORS                              INVESTMENT MANAGER
          Lee Abraham                            SSB Citi Fund Management LLC
          Allan J. Bloostein
          Jane F. Dasher
          Donald R. Foley                        DISTRIBUTOR
          Richard E. Hanson, Jr.                 Salomon Smith Barney Inc.
          Paul Hardin                            PFS Distributors, Inc.
          Heath B. McLendon, Chairman
          Roderick C. Rasmussen                  CUSTODIAN
          John P. Toolan                         PFPC Trust Company

          Joseph H. Fleiss, Emeritus
                                                 TRANSFER AGENT
          OFFICERS                               Citi Fiduciary Trust Company
          Heath B. McLendon                      125 Broad Street, 11th Floor
          President and                          New York, New York 10004
          Chief Executive Officer
                                                 SUB-TRANSFER AGENT
          Lewis E. Daidone                       PFPC Global Fund Services
          Senior Vice President and Treasurer    P.O. Box 9134
                                                 Boston, Massachusetts
                                                 02205-9134
          Ellen Cardozo Sonsino
          Vice President

          Frances A. Root, CFA
          Vice President

          Paul A. Brook
          Controller

          Christina T. Sydor
          Secretary

Smith Barney Large Cap Value Fund
--------------------------------------------------------------------------------
THE SMITH BARNEY FAMILY OF FUNDS

EQUITY FUNDS
Aggressive Growth Fund
Appreciation Fund
Balanced Fund
Concert Peachtree Growth Fund
Concert Social Awareness Fund
Convertible Fund
Financial Services Fund
Fundamental Value Fund
Health Sciences Fund
Large Cap Blend Fund
Large Capitalization Growth Fund
--------------------
Large Cap Value Fund
--------------------
Mid Cap Blend Fund
Natural Resources Fund
Premier Selections All Cap Fund
Premier Selections Global Growth Fund
Premier Selections Large Cap Fund
Premium Total Return Fund
S&P 500 Index Fund
Small Cap Blend Fund
Small Cap Growth Fund
Small Cap Value Fund
Technology Fund

TAX-EXEMPT FIXED INCOME FUNDS+
Arizona Municipals Fund*
California Municipals Fund*
Florida Portfolio*
Georgia Portfolio*
Intermediate Maturity CA Municipals Fund*
Intermediate Maturity NY Municipals Fund*
Limited Term Portfolio
Managed Municipals Fund
Massachusetts Municipals Fund*
Municipal High Income Fund
National Portfolio
New Jersey Municipals Fund*
New York Portfolio*
Oregon Municipals Fund*
Pennsylvania Portfolio*

MONEY MARKET FUNDS
California Money Market Portfolio*
Institutional Cash Management Fund
Massachusetts Money Market Portfolio*
Municipal Money Market
Money Funds, Inc.

TAXABLE FIXED-INCOME FUNDS
Adjustable Rate Government Income Fund
Diversified Strategic Income Fund
Government Securities Fund
High Income Fund
Investment Grade Bond Fund
Managed Governments Fund
Short-Term High Grade Bond Fund
Total Return Bond Fund
U.S. Government Securities Fund

GLOBAL/INTERNATIONAL FUNDS**
Emerging Markets Portfolio
European Portfolio
Global Government Bond Portfolio
Hansberger Global Small Cap Value Fund
Hansberger Global Value Fund
International Equity Portfolio
Pacific Portfolio

CONCERT ALLOCATION SERIES
Global Portfolio
High Growth Portfolio
Growth Portfolio
Balanced Portfolio
Conservative Portfolio
Income Portfolio

+ A portion of the income from the tax-free funds many be subject to federal, state and local taxes.
*  Not available in all states.
** Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. issuers and markets are subject .

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc.- Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after September 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY LARGE CAP VALUE FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

1-888-GET-SERIOUS
www.smithbarney.com/mutualfunds



Salomon Smith Barney
-------------------------------------
          A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

[LOGO OF SMITH BARNEY FUNDS]

SMITH BARNEY FUNDS, INC.
      SHORT-TERM
 HIGH GRADE BOND  Fund

                                                 CLASSIC SERIES

                                                 SEMI-ANNUAL REPORT

                                                 JUNE  30, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

[PHOTO]

HEATH B.
MCLENDON

Chairman

Dear Shareholder:

For years, individuals and their families and businesses have looked to the investment professionals of SSB Citi Fund Management LLC for thoughtful insights and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for their insights and record.

The Smith Barney Short-Term High Grade Bond Fund seeks to offer you, the serious investor, current income, preservation of capital and liquidity by investing primarily in "high grade" fixed-income securities.

In our opinion, the lessons of the past may be used to better understand the challenges and opportunities of the future. We believe SSB Citi Fund Management LLC represents extensive asset management expertise. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers have managed portfolios across markets and cycles.

Whatever your investment objective may be, we believe that following a disciplined investment plan is of paramount importance in these uncertain yet exciting times. We encourage you to work closely with your financial professional to map out an investment plan that fits in with your objectives --be it retirement, estate planning or educational needs.

When you invest with SSB Citi Fund Management LLC, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

July 24, 2000

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]

JAMES E.
CONROY

Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund ("Portfolio") for the period ended June 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy.1 A more detailed summary of performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended June 30, 2000, the Portfolio's Class A shares returned 2.79%. In comparison, the Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index ("SSB Index")2 returned 3.13% for the same period. In addition, during the past six months, the Portfolio distributed income dividends totaling $0.10 per Class A share. For performance information on the Portfolio's other share classes, please refer to pages five and six.

The Portfolio's underperformance versus the benchmark during the period was primarily due to its overweight in corporate bonds which did not perform as well as government securities. However, we will continue to look for any opportunities that may arise in the corporate debt market with the objective of increasing the Portfolio's yield. As always, we will closely monitor any anticipated change in interest rates. (Of course, no guarantees can be given that our approach will be successful.)

The continued strength of the U.S. stock markets and the inverted yield curve has made investing in bonds challenging. (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve illustrates an occurrence when shorter-term bonds have higher yields than longer-term bonds.) However, it is our belief that the Federal Reserve Board ("Fed") actions may ultimately

----------------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio.

2 The SSB Index consists of short-term U.S. treasury and corporate debt securities. The index is unmanaged and not subject to the same charges of a mutual fund. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders
slow economic conditions and make bonds more appealing to many investors over time. Additionally, we think that long-term rates may possibly decline by the end of the year.

Market Update
In our view, the issues that significantly impacted the performance of the bond market during the period were:

     . The increase in interest rates by the Fed;
     . The U.S. Treasury's buyback program;
     . Reduced mutual fund inflows; and
     . Investor concerns regarding credit quality, the extreme levels of market volatility and illiquidity.

The Fed raised interest rates three times for a total of 75 basis points/3/ during the reporting period. In addition, the plan by the U.S. Treasury to buy back more than $30 billion of its long-term debt obligations has led to reduced supply in the market. As such, the price of longer-term bonds increased in relation to their shorter-term counterparts, as reflected by an inverted yield curve. Instead of a "normal" yield curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds.

During the report period, our strategy included slowly buying longer-dated U.S. Treasuries and extending maturities as interest rates rose during the period. Due to the U.S. Treasury's buyback program, we anticipate that interest rates on the long end of the yield curve will continue to be lower that rates on the short end of the yield curve. (Of course, no guarantees can be given that our expectations will be met.)

Investment Strategy
The Portfolio seeks current income, preservation of capital and liquidity by investing primarily in "high grade" fixed-income securities. "High grade" securities include those securities rated by a national ratings organization (i.e., Moody's Investors Service, Inc. or Standard & Poor's Ratings Service) within one of the top three categories at the time of purchase, or, if unrated, judged by the manager to be of comparable credit quality.

Securities in which the Portfolio invests include corporate debt securities, bank obligation and securities issued by the U.S. government and its agencies and instrumentalities. The Portfolio may also invest in U.S. dollar denominated fixed-income securities of foreign issuers.

---------------
3 A basis point is 0.01% or one one-hundredth of a percent.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      3

The Portfolio maintains an average dollar-weighted portfolio maturity of between one and four years; the average duration of the Portfolio will normally be no greater than 3.5 years.

The Portfolio's investment strategy has included slowly buying U.S. Treasuries and extending maturities as interest rates rose during this period. In our view, we have probably seen the highs in yields over the near-term, and our investment strategy in the coming months will be to increase our U.S. Treasury exposure and reduce our mortgage-backed securities holdings.

                          Yields from U.S. Treasuries

Interest Rates                           6/30/00                 12/31/99
--------------                           -------                 --------
2-year U.S. Treasury Notes                6.36%                   6.24%
5-year U.S. Treasury Notes                6.18                    6.34
10-year U.S. Treasury Bonds               6.02                    6.43
30-year U.S. Treasury Bonds               5.90                    6.48

Thank you for investing in the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ James E. Conroy

James E. Conroy
Vice President

July 24, 2000




--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      ---------------------

                    Beginning      End      Income    Capital Gain     Total
Period Ended        of Period   of Period Dividends   Distributions   Returns
================================================================================
6/30/00              $3.97       $3.98      $0.10         $0.00        2.79%+
--------------------------------------------------------------------------------
12/31/99              4.13        3.97       0.19          0.00        0.76
--------------------------------------------------------------------------------
12/31/98              4.09        4.13       0.20          0.00        6.07
--------------------------------------------------------------------------------
12/31/97              4.05        4.09       0.22          0.00        6.73
--------------------------------------------------------------------------------
12/31/96              4.19        4.05       0.23          0.00        2.17
--------------------------------------------------------------------------------
12/31/95              3.91        4.19       0.22          0.00       13.16
--------------------------------------------------------------------------------
12/31/94              4.16        3.91       0.18          0.00       (2.15)
--------------------------------------------------------------------------------
12/31/93              4.12        4.16       0.18          0.02        6.01
--------------------------------------------------------------------------------
12/31/92              4.09        4.12       0.19          0.01        5.92
--------------------------------------------------------------------------------
Inception* - 12/31/91 4.01        4.09       0.03          0.01        2.85+
================================================================================
Total                                       $1.74         $0.04
================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                     -------------------
                     Beginning    End      Income     Capital Gain     Total
Period Ended         of Period of Period  Dividends   Distributions   Returns
================================================================================
6/30/00               $3.97      $3.98      $0.11         $0.00        3.04%+
--------------------------------------------------------------------------------
12/31/99              4.13        3.97       0.21         0.00         1.26
--------------------------------------------------------------------------------
12/31/98              4.09        4.13       0.22         0.00         6.56
--------------------------------------------------------------------------------
12/31/97              4.05        4.09       0.24         0.00         7.20
--------------------------------------------------------------------------------
Inception* - 12/31/96 4.19        4.05       0.22         0.00         2.08+
================================================================================
Total                                       $1.00        $0.00
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       5

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                        Class A                     Class Y
================================================================================
Six Months Ended 6/30/00+               2.79%                       3.04%
--------------------------------------------------------------------------------
Year Ended 6/30/00                      3.20                        3.97
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                4.63                        N/A
--------------------------------------------------------------------------------
Inception* through 6/30/00              5.14                        4.57
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

Class A (Inception* through 6/30/00)             54.18%
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/00)             21.68
================================================================================
* The inception dates for Class A and Y shares are November 11, 1991 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.



--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance(unaudited)
--------------------------------------------------------------------------------

                 Growth of$10,000 Invested in Class A Shares of
          the Short-Term High Grade Bond Fund vs. Salomon Smith Barney
             Treasury/Government Sponsored/Corporate 1-5 Year Index+

                           November 1991 -- June 2000

---  Short-Term
     High Grade Bond Fund
---  Salomon Brothers Government
     Corporate 1-5 Year Index

       11/11/91                          10,000                       10,000
         Dec-91                          10,283                       10,189
         Dec-92                          10,892                       10,890
         Dec-93                          11,547                       11,673
         Dec-94                          11,361                       11,594
         Dec-95                          12,874                       13,086
         Dec-96                          13,150                       13,696
         Dec-97                          14,034                       14,672
         Dec-98                          14,886                       15,796
         Dec-99                          14,999                       16,136
        6/30/00                          15,417                       16,641

+ Hypothetical illustration of$10,000 invested in shares at inception on November 11, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2000. The Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other class may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT                    SECURITY                                                  VALUE
=================================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 30.5%
                     U.S. Treasury Notes:
 3,000,000             5.625% due 11/30/00                                           2,992,500
10,000,000             5.500% due 7/31/01                                            9,900,000
 9,000,000             5.875% due 11/15/04                                           8,865,180
 8,000,000             6.750% due 5/15/05                                            8,190,000
--------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                    (Cost -- 29,912,466)                                            29,947,680
==================================================================================================


   FACE
  AMOUNT    RATING(a)                       SECURITY                                   VALUE
==================================================================================================
CORPORATE BONDS AND NOTES -- 67.8%
Banks/Savings and Loans -- 3.6%
 2,000,000   Aa3*      BankAmerica Corp., Sub. Notes, 7.875% due 12/1/02             2,020,000
 1,500,000   A+        Toronto-Dominion Bank, Sub. Notes, 6.500% due 1/15/07         1,460,550
--------------------------------------------------------------------------------------------------
                                                                                     3,480,550
--------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 6.5%
 1,000,000   BBB+      CBS Corp., Notes, 8.375% due 6/15/02                          1,021,250
 2,000,000   AA-       Continental Cablevision Inc., Sr. Notes, 8.500% due 9/15/01   2,027,500
 2,000,000   AA-       TCI Communications, Inc., Sr. Notes, 6.375% due 5/1/03        1,952,500
 1,355,000   BBB       Time Warner Inc., Notes, 9.625% due 5/1/02                    1,405,813
--------------------------------------------------------------------------------------------------
                                                                                     6,407,063
--------------------------------------------------------------------------------------------------
Consumer Durables -- 7.7%
 3,500,000   BBB       Black & Decker Corp., Notes, 6.625% due 11/15/00              3,495,625
 3,000,000   A+        Clorox Co., Debentures, 8.800% due 7/15/01                    3,060,000
 1,000,000   BBB       Crown Cork & Seal Co., Debentures, 7.125% due 9/1/02            955,000
--------------------------------------------------------------------------------------------------
                                                                                     7,510,625
--------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 2.0%
 2,000,000   AA        The Procter & Gamble Co., Unsubordinated Notes,
                        6.600% due 12/15/04                                          1,967,500
--------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 2.0%
 2,000,000   A+        IBM Corp., Notes, 7.250% due 11/1/02                          2,002,500
--------------------------------------------------------------------------------------------------
Financial Services -- 24.6%
 1,000,000   A+        American General Finance, Sr. Notes, 5.875% due 7/15/01         985,000
 1,500,000   Aa3*      Associates Corp., Sr. Notes, 7.500% due 4/15/02               1,505,625
 2,000,000   A+        Chrysler Financial Co., LLC, Notes, 5.875% due 2/7/01         1,985,000
 2,000,000   A-        Donaldson, Lufkin & Jenrette Securities Corp., Sr. Notes,
                        8.000% due 3/1/05                                            2,002,708
 2,000,000   A         Ford Motor Credit Co., Notes, 8.000% due 6/15/02              2,022,500
 2,000,000   Aaa*      Freddie Mac Corp., Bonds, 6.250% due 10/15/02                 1,972,340
 2,000,000   AAA       General Electric Corp., Notes, 7.000% due 2/3/03              1,992,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------


   FACE
  AMOUNT    RATING(a)                       SECURITY                                   VALUE
==================================================================================================
Financial Services -- 24.6% (continued)
$ 2,000,000    A          General Motors Acceptance Corp., Bonds,
                           5.500% due 1/14/02                                       $1,947,500
  2,500,000    A+         Goldman Sachs Group, LP, Notes, 6.250% due 2/1/03+         2,418,750
  1,545,000    AA-        International Lease Finance Corp., Bonds, 5.900%
                           due 4/15/02                                               1,508,306
  2,000,000    AA-        Merrill Lynch & Co., Notes, 6.060% due 10/15/01            1,970,000
  2,000,000    AA-        Morgan Stanley Dean Witter & Co., Sr. Unsubordinated
                           Notes, 5.625% due 1/20/04                                 1,880,000
  2,000,000    A+         St. Paul Cos., Inc., Sr. Notes, 7.875% due 4/15/05         2,012,500
--------------------------------------------------------------------------------------------------
                                                                                    24,202,729
--------------------------------------------------------------------------------------------------
Medical - Drugs -- 1.0%
  1,000,000    AA+        Zeneca Wilmington Notes, 6.300% due 6/15/03                  990,000
--------------------------------------------------------------------------------------------------
Pollution Control/Waste Management -- 2.5%
  2,500,000    BBB        WMX Technologies Inc., 6.250% due 10/15/00                 2,481,250
--------------------------------------------------------------------------------------------------
Rail/Trucking/Overnight Delivery -- 5.5%
  1,000,000    BBB        CSX Corp., Debentures, 7.250% due 5/1/04                     977,500
  1,500,000    A+         DaimlerChrysler North America Holdings Corp., Company
                           Guaranteed, 7.750% due 5/27/03                            1,511,250
  3,000,000    BBB-       Union Pacific Resources Group Inc., Debentures, 6.340%
                           due 11/25/03                                              2,872,500
--------------------------------------------------------------------------------------------------
                                                                                     5,361,250
--------------------------------------------------------------------------------------------------
Retail -- 5.0%
  2,000,000    A2*        Dayton Hudson Corp., Notes, 6.800% due 10/1/01             1,990,000
  2,500,000    AA-        Home Depot Inc., Sr. Notes, 6.500% due 9/15/04             2,478,125
    500,000    BBB        JC Penney Inc., Notes, 7.250% due 4/1/02                     486,250
--------------------------------------------------------------------------------------------------
                                                                                     4,954,375
--------------------------------------------------------------------------------------------------
Telecommunications -- 7.4%
  3,000,000    A-         MCI WorldCom Inc., Sr. Notes, 6.125% due 8/15/01           2,962,500
  3,000,000    BBB+       Sprint Capital Corp., Sr. Notes, 5.700% due 11/15/03       2,846,250
  1,500,000    A          US West Communications Inc., Notes, 7.625% due 6/9/03+     1,498,125
--------------------------------------------------------------------------------------------------
                                                                                     7,306,875
--------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $67,707,844)                                          66,664,717
==================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2000
--------------------------------------------------------------------------------


   FACE
  AMOUNT                    SECURITY                                                  VALUE
=================================================================================================
REPURCHASE AGREEMENT -- 1.7%
$ 1,637,000          Goldman, Sachs & Co., 6.450% due 7/3/00; Proceeds at
                      maturity -- $1,637,879; (Fully collateralized by
                      U.S. Treasury Bills, Notes and Bonds, 0.000% to
                      12.000% due 8/15/00 to 11/15/28; Market
                      value -- $1,669,741) (Cost -- $1,637,0000)                   $ 1,637,000
==================================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $99,257,310**)                                        $98,249,397
==================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 11 for definitions of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

Bond Ratings(unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered as medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

Smith Barney Funds, Inc.                                                      11

Statement of Assets and Liabilities (unaudited)               June 30, 2000

ASSETS:
 Investments, at value (Cost-- 99,257,310)                  98,249,397
 Cash                                                          295,642
 Interest receivable                                         1,543,133
----------------------------------------------------------------------
 Total Assets                                              100,088,172
----------------------------------------------------------------------
LIABILITIES:
 Dividends payable                                             311,045
 Management fees payable                                        41,873
 Distribution fees payable                                       7,314
 Accrued expenses                                               49,702
----------------------------------------------------------------------
 Total Liabilities                                             409,934
----------------------------------------------------------------------
 Total Net Assets                                           99,678,238
======================================================================
NET ASSETS:
 Par value of capital shares                                   250,548
 Capital paid in excess of par value                       108,904,764
 Undistributed net investment income                            12,025
 Accumulated net realized loss on security transactions     (8,481,186)
 Net unrealized depreciation of investments                 (1,007,913)
----------------------------------------------------------------------
Total Net Assets                                            99,678,238
======================================================================
Shares Outstanding:
 Class A                                                    12,525,066
----------------------------------------------------------------------
 Class Y                                                    12,529,692
----------------------------------------------------------------------
Net Asset Value:
 Class A (and redemption price)                                   3.98
----------------------------------------------------------------------
 Class Y (and redemption price)                                   3.98
----------------------------------------------------------------------

See Notes to Financial Statements.

12                                       2000 Semi-Annual Report to Shareholders

Statement of Operations(unaudited)

For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
 Interest                                                  3,109,184
--------------------------------------------------------------------
EXPENSES:
 Management fees (Note 2)                                    230,629
 Distribution fees (Note 2)                                   89,220
 Shareholder and system servicing fees                        25,229
 Shareholder communications                                   20,002
 Registration fees                                            19,236
 Audit and legal                                               7,750
 Directors' fees                                               1,919
 Custody                                                         793
 Other                                                         4,122
--------------------------------------------------------------------
 Total Expenses                                              398,900
--------------------------------------------------------------------
Net Investment Income                                      2,710,284
--------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
 Realized Loss From Security Transactions
 (excluding short-term securities):
  Proceeds from sales                                     73,910,114
  Cost of securities sold                                 74,633,945
--------------------------------------------------------------------
 Net Realized Loss                                          (723,831)
--------------------------------------------------------------------
 Change in Net Unrealized Depreciation of Investments:
  Beginning of period                                     (1,856,740)
  End of period                                           (1,007,913)
--------------------------------------------------------------------
 Decrease in Net Unrealized Depreciation                     848,827
--------------------------------------------------------------------
Net Gain on Investments                                      124,996
--------------------------------------------------------------------
Increase in Net Assets From Operations                     2,835,280
====================================================================

                       See Notes to Financial Statements.

Smith Barney Funds, Inc.                                                      13

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                                                        2000             1999
================================================================================================================
OPERATIONS:
   Net investment income                                                          $   2,710,284    $   5,434,654
   Net realized loss                                                                   (723,831)      (1,801,419)
   (Increase) decrease in net unrealized depreciation                                   848,827       (2,620,344)
----------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                             2,835,280        1,012,891
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                             (2,710,198)      (5,434,096)
----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                                   (2,710,198)      (5,434,096)
----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                                 126,473,129       73,188,210
   Net asset value of shares issued for reinvestment of dividends                       973,280        2,497,476
   Cost of shares reacquired                                                       (132,152,889)     (81,090,728)
----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                                                         (4,706,480)      (5,405,042)
----------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                               (4,581,398)      (9,826,247)

NET ASSETS:
   Beginning of period                                                              104,259,636      114,085,883
----------------------------------------------------------------------------------------------------------------
   End of period*                                                                 $  99,678,238    $ 104,259,636
================================================================================================================
*  Includes undistributed net investment income of:                               $      12,025    $      11,939
================================================================================================================

                                              See Notes to Financial Statements.

14                                       2000 Semi-Annual Report to Shareholders

Notes to Financial Statements(unaudited)

1. Significant Accounting Policies

The Short-Term High Grade Bond Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and two other separate investment portfolios: Large Cap Value Fund and U.S. Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Smith Barney Funds, Inc.                                                      15

2. Management Agreements and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. As compensation for its services, the Portfolio pays SSBC a management fee calculated at an annual rate of 0.45% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended June 30, 2000, the Portfolio paid transfer agent fees of $15,291 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee and a service fee with respect to Class A shares calculated at the annual rate of 0.10% and 0.25% of its average daily net assets, respectively.

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

=====================================================
Purchases                                 $68,402,964
-----------------------------------------------------
Sales                                      73,910,114
=====================================================

At June 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

=====================================================
Gross unrealized appreciation             $   241,039
Gross unrealized depreciation              (1,248,952)
-----------------------------------------------------
Net unrealized depreciation               $(1,007,913)
=====================================================

16                                       2000 Semi-Annual Report to Shareholders

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

During the six months ended June 30, 2000, the Portfolio did not enter into any reverse repurchase agreements.

6. Capital Loss Carryforward

At December 31, 1999, the Portfolio had for Federal income tax purposes approximately $7,757,000 of capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                             2002          2003       2004       2007
========================================================================
Carryforward Amounts      $3,858,000   $1,124,000  $971,000   $1,804,000
========================================================================

Smith Barney Funds, Inc.                                                      17

7. Capital Shares

At June 30, 2000, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At June 30, 2000, total paid-in capital amounted to the following for each class:

                                       Class A              Class Y
====================================================================
Total Paid-in Capital                 58,559,370          50,595,942
====================================================================

Transactions in shares of each class were as follows:

                                              Six Months Ended              Year Ended
                                               June 30, 2000            December 31, 1999
                                          ---------------------       --------------------
                                          Shares         Amount       Shares        Amount
===========================================================================================
Class A
Shares sold                            30,894,130    122,182,601   15,781,549    64,318,447
Shares issued on reinvestment             245,977        973,271      616,825     2,497,420
Shares reacquired                     (32,066,868)  (126,769,137) (19,644,379)  (79,985,537)
-------------------------------------------------------------------------------------------
Net Decrease                             (926,761)    (3,613,265)  (3,246,005)  (13,169,670)
===========================================================================================
Class Y
Shares sold                             1,084,604      4,290,528    2,176,262     8,869,763
Shares issued on reinvestment                   2              9           14            56
Shares reacquired                      (1,358,783)    (5,383,752)    (275,123)   (1,105,191)
-------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (274,177)    (1,093,215)   1,901,153     7,764,628
===========================================================================================

18                                       2000 Semi-Annual Report to Shareholders

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class A Shares                              2000(1)(2)   1999(2)    1998(2)    1997      1996       1995
========================================================================================================
Net Asset Value, Beginning of Period        $ 3.97      $ 4.13     $ 4.09    $ 4.05    $ 4.19     $ 3.91
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.10        0.19       0.20      0.22      0.23       0.22
 Net realized and unrealized gain (loss)      0.01       (0.16)      0.04      0.04     (0.14)      0.28
--------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.11        0.03       0.24      0.26      0.09       0.50
--------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.10)      (0.19)     (0.20)    (0.22)    (0.23)     (0.22)
--------------------------------------------------------------------------------------------------------
Total Distributions                          (0.10)      (0.19)     (0.20)    (0.22)    (0.23)     (0.22)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 3.98      $ 3.97     $ 4.13    $ 4.09    $ 4.05       4.19
--------------------------------------------------------------------------------------------------------
Total Return                                  2.79%++     0.76%      6.07%     6.73%     2.17%    $13.16%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $   50      $   53     $   69    $   71    $   83     $  107
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.03%+      1.01%      1.04%     0.95%     0.98%      0.98%
 Net investment income                        5.05+       4.70       4.94      5.53      5.62       5.29
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         69%         88%       150%      145%      130%        29%
========================================================================================================

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Smith Barney Funds, Inc.                                                      19

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class Y Shares                                2000(1)(2)   1999(2)   1998(2)    1997       1996(3)
==================================================================================================
Net Asset Value, Beginning of Period          $  3.97     $  4.13    $  4.09   $  4.05    $  4.19
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.11        0.21       0.22      0.24       0.22
  Net realized and unrealized gain (loss)        0.01       (0.16)      0.04      0.04      (0.14)
--------------------------------------------------------------------------------------------------
Total Income From Operations                     0.12        0.05       0.26      0.28       0.08
--------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                           (0.11)      (0.21)     (0.22)    (0.24)     (0.22)
--------------------------------------------------------------------------------------------------
Total Distributions                             (0.11)      (0.21)     (0.22)    (0.24)     (0.22)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $  3.98     $  3.97    $  4.13   $  4.09    $  4.05
--------------------------------------------------------------------------------------------------
Total Return                                     3.04%++     1.26%      6.56%     7.20%      2.08%++
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)          $    50     $    51    $    45   $    30    $    32
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.53%+      0.53%      0.56%     0.50%      0.58%+
  Net investment income                          5.55+       5.19       5.42      6.00       5.99+
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            69%         88%       150%      145%       130%
==================================================================================================

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from February 7, 1996 (inception date) through December 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

20                                       2000 Semi-Annual Report to Shareholders

                                                  [LOGO OF SALOMON SMITH BARNEY]

Directors

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James E. Conroy
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
Salomon Smith Barney Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
125 Broad Street, 10th Floor
New York,  New York 10004

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after September 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney Funds, Inc.
388 Greenwich Street, MF-2
New York,  New York 10013

www.smithbarney.com/mutualfunds

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


                            SMITH BARNEY FUNDS,INC.
                                U.S. GOVERNMENT
                                SECURITIES FUND

                                                              CLASSIC SERIES

                                                              SEMI-ANNUAL REPORT

                                                              JUNE 30, 2000


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

Dear Shareholder:

[PHOTO]

HEATH B. MCLENDON

Chairman

For years, individuals and their families and businesses have looked to the investment professionals of SSB Citi Fund Management LLC for thoughtful insights and advice. For some, the solution has been a long-term investment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized and respected for their insights and record.

In our opinion, the lessons of the past may be used to better understand the challenges and opportunities of the future. We believe SSB Citi Fund Management LLC represents extensive asset management expertise. We also believe that expertise is achieved through the intelligent application of knowledge and modern investment technique. Our portfolio managers have managed portfolios across markets and cycles.

Whatever your investment objective may be, we believe that following a disciplined investment plan is of paramount importance in these uncertain times. We encourage you to work closely with your financial professional to map out an investment plan that fits in with your objectives -- be it retirement, estate planning or educational needs.

When you invest with SSB Citi Fund Management LLC, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

July 24, 2000
--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]

JAMES E. CONROY
Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Funds, Inc.- U.S. Government Securities Fund ("Portfolio") for the period ended June 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy.(1) A more detailed summary of performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended June 30, 2000, the Portfolio's Class A shares, without sales charges, returned 3.82%. The Portfolio's Class A shares, with sales charges, returned a negative 0.88%. In comparison, the Lehman Brothers Mortgage-Backed Securities Index ("Lehman Index")(2) returned 3.67% for the same time period. In addition, during the past six months, the Portfolio distributed income dividends totaling $0.38 per Class A share. For performance information on the Portfolio's other share classes, please turn to pages five through seven.

The continued strength of the U.S. stock market and the inverted yield curve has made investing in bonds challenging. (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve illustrates an occurrence when shorter-term bonds have higher yields than longer-term bonds.) However, it is our belief that the actions by the Federal Reserve Board ("Fed") may ultimately slow economic conditions and make bonds more appealing to many investors over time. Additionally, we think that long-term rates may possibly decline by the end of the year.

--------------
1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the portfolio.
2 The Lehman Index is a broad-based unmanaged index of mortgage-backed securities comprised of approximately 600 15-year to 30-year fixed rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation obligations. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
2                                2000 Semi-Annual Report to Shareholders

Market Update and Outlook
In our view, the issues that significantly impacted the performance of the bond market during the period were:

     .    The increase in interest rates by the Fed;

     .    The U.S. Treasury's buyback program;

     .    Reduced mutual fund inflows; and

     . Investor concerns regarding credit quality, the extreme levels of market volatility and illiquidity.

The Fed raised interest rates three times for a total of 75 basis points(3) during the reporting period. In addition, the plan by the U.S. Treasury to buy back more than $30 billion of its long-term debt obligations has led to reduced supply in the market. As such, the price of longer-term bonds increased in relation to their shorter-term counterparts, as reflected by an inverted yield curve. Instead of a "normal" yield curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds.

Investment Strategy
The Portfolio seeks high current income, liquidity and security of principal. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in related repurchase and reverse repurchase agreements.

The U.S. government securities in which the Portfolio invests consist primarily of mortgage-related securities issued by the federal agencies and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself. Please note that shares of the Portfolio are not guaranteed nor backed by the full faith and credit of the U.S. government.

During the period, the Portfolio's income orientation helped returns due to our emphasis on mortgage-backed securities and U.S. Treasury strips throughout the year. We employed this strategy in an attempt to mirror the Government National Mortgage Association Master Mortgage Index.(4) In addition, we have maintained a duration(5) of roughly 4.5 to 6.5 years.

--------------

3    A basis point is 0.01% or one one-hundredth of a percent.
4 The Government National Mortgage Association Master Mortgage Index includes various weightings of all outstanding coupons issued in 15- and 30-year GNMA mortgage pass-throughs.
5 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       3

Our strategy has included slowly buying U.S. Treasuries and extending maturities as interest rates have risen during this period. In our view, we have probably seen the highs in yields over the near-term. Our investment strategy in the coming months may be to increase our U.S. Treasury exposure and reduce our mortgage-backed securities holdings.

As of June 30, 2000, the Portfolio's allocation was approximately 66% in U.S. government agencies, 11% in U.S. treasury obligations and 23% in short-term investments. And while no guarantees can be given, we believe our strategy should continue to benefit the Portfolio.

The chart below shows the yields from U.S. Treasuries during the period under review.

              Yields from U.S. Treasuries

Interest Rates                 6/30/00        12/31/99
--------------                 -------        --------

2-year U.S. Treasury Notes       6.36%          6.24%
5-year U.S. Treasury Notes       6.18           6.34
10-year U.S. Treasury Bonds      6.02           6.43
30-year U.S. Treasury Bonds      5.90           6.48

Thank you for investing in the Smith Barney Funds, Inc. - U.S. Government Securities Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ James E. Conroy

James E. Conroy
Vice President

July 24, 2000

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                --------------------------
                Beginning          End            Income         Capital Gain     Total
Period Ended    of Period       of Period       Dividends       Distributions  Returns(1)
=========================================================================================
6/30/00          $12.67          $12.77           $0.38             $0.00         3.82%+
-----------------------------------------------------------------------------------------
12/31/99          13.41           12.67            0.71              0.00        (0.24)
-----------------------------------------------------------------------------------------
12/31/98          13.61           13.41            0.72              0.27         6.04
-----------------------------------------------------------------------------------------
12/31/97          13.24           13.61            0.86              0.00         9.67
-----------------------------------------------------------------------------------------
12/31/96          13.59           13.24            0.86              0.00         3.97
-----------------------------------------------------------------------------------------
12/31/95          12.50           13.59            0.92              0.00        16.52
-----------------------------------------------------------------------------------------
12/31/94          13.66           12.50            0.91              0.05        (1.48)
-----------------------------------------------------------------------------------------
12/31/93          13.87           13.66            0.98              0.11         6.40
-----------------------------------------------------------------------------------------
12/31/92          14.10           13.87            1.08              0.08         6.85
-----------------------------------------------------------------------------------------
12/31/91          13.22           14.10            1.13              0.05        16.29
-----------------------------------------------------------------------------------------
12/31/90          13.17           13.22            1.18              0.00         9.95
=========================================================================================
Total                                             $9.73             $0.56
=========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                  --------------------------
                    Beginning      End          Income         Capital Gain     Total
Period Ended        of Period    of Period     Dividends       Distributions  Returns(1)
=========================================================================================
6/30/00               $12.69     $12.79           $0.34             $0.00         3.54%+
-----------------------------------------------------------------------------------------
12/31/99               13.42      12.69            0.64              0.00        (0.66)
-----------------------------------------------------------------------------------------
12/31/98               13.63      13.42            0.66              0.27         5.47
-----------------------------------------------------------------------------------------
12/31/97               13.26      13.63            0.80              0.00         9.12
-----------------------------------------------------------------------------------------
12/31/96               13.61      13.26            0.79              0.00         3.44
-----------------------------------------------------------------------------------------
12/31/95               12.51      13.61            0.86              0.00        16.03
-----------------------------------------------------------------------------------------
Inception* - 12/31/94  12.47      12.51            0.21              0.00         2.04+
=========================================================================================
Total                                             $4.30             $0.27
=========================================================================================

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       5

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                  --------------------------
                    Beginning      End          Income         Capital Gain     Total
Period Ended        of Period    of Period     Dividends       Distributions  Returns(1)
=========================================================================================
6/30/00               $12.67     $12.77           $0.34             $0.00         3.55%+
-----------------------------------------------------------------------------------------
12/31/99               13.40      12.67            0.64              0.00        (0.67)
-----------------------------------------------------------------------------------------
12/31/98               13.60      13.40            0.66              0.27         5.53
-----------------------------------------------------------------------------------------
12/31/97               13.23      13.60            0.80              0.00         9.18
-----------------------------------------------------------------------------------------
12/31/96               13.58      13.23            0.80              0.00         3.49
-----------------------------------------------------------------------------------------
12/31/95               12.50      13.58            0.87              0.00        15.93
-----------------------------------------------------------------------------------------
12/31/94               13.66      12.50            0.83              0.04        (2.11)
-----------------------------------------------------------------------------------------
12/31/93               13.86      13.66            0.88              0.11         5.74
-----------------------------------------------------------------------------------------
Inception* - 12/31/92  14.01      13.86            0.30              0.00         1.07+
=========================================================================================
Total                                             $6.12             $0.42
=========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                  --------------------------
                    Beginning      End          Income         Capital Gain     Total
Period Ended        of Period    of Period     Dividends       Distributions  Returns(1)
=========================================================================================
6/30/00               $12.68     $12.78           $0.40             $0.00         3.99%+
-----------------------------------------------------------------------------------------
12/31/99               13.42      12.68            0.75              0.00         0.08
-----------------------------------------------------------------------------------------
12/31/98               13.64      13.42            0.78              0.27         6.29
-----------------------------------------------------------------------------------------
12/31/97               13.27      13.64            0.90              0.00        10.00
-----------------------------------------------------------------------------------------
12/31/96               13.61      13.27            0.89              0.00         4.30
-----------------------------------------------------------------------------------------
12/31/95               12.51      13.61            0.96              0.00        16.88
-----------------------------------------------------------------------------------------
12/31/94               13.67      12.51            0.91              0.04        (1.53)
-----------------------------------------------------------------------------------------
Inception* - 12/31/93  13.97      13.67            0.95              0.11         5.55+
=========================================================================================
Total                                             $6.54             $0.42
=========================================================================================

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                               Without Sales Charges (1)
                                       -----------------------------------------
                                       Class A    Class B    Class L    Class Y
================================================================================
Six Months Ended 6/30/00+               3.82%      3.54%      3.55%      3.99%
--------------------------------------------------------------------------------
Year Ended 6/30/00                      4.41       3.95       3.95       4.75
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                5.70       5.19       5.21       6.04
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                 7.33        N/A        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 6/30/00              8.65       6.80       5.38       5.97
================================================================================

                                                With Sales Charges(2)
                                       -----------------------------------------
                                       Class A    Class B    Class L    Class Y
================================================================================
Six Months Ended 6/30/00+              (0.88)%    (0.96)%     1.50%      3.99%
--------------------------------------------------------------------------------
Year Ended 6/30/00                     (0.29)     (0.49)      1.94       4.75
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                4.72       5.03       5.01       6.04
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                 6.84        N/A        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 6/30/00              8.33       6.80       5.24       5.97
================================================================================

--------------------------------------------------------------------------------
Cumalative Total Returns
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
================================================================================
Class A (6/30/90 through 6/30/00)                      102.85%
--------------------------------------------------------------------------------
Class B (Inception* through 6/30/00)                    44.98
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/00)                    48.76
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/00)                    54.20
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are October 9, 1984, November 7, 1994, December 2, 1992 and January 12, 1993, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Class A Shares of the
                       U.S. Government Securities Fund vs.
               Lehman Brothers Mortgage-Backed Securities Index+
--------------------------------------------------------------------------------
                             June 1990 -- June 2000

                                    [GRAPH]

                            U.S. Government       Lehman Brothers
                            Securities Fund          MBS Index
                            ---------------       ---------------
                  6/90           9,600                10,000
                  12/90         10,228                10,654
                  12/91         11,845                12,329
                  12/92         12,624                13,187
                  12/93         13,390                14,089
                  12/94         13,163                13,862
                  12/95         15,338                16,192
                  12/96         15,946                17,058
                  12/97         17,489                18,677
                  12/98         18,320                19,967
                  12/99         18,501                20,338
                  6/00          19,207                21,084


+ Hypothetical illustration of $10,000 invested in Class A shares on June 30, 1990, assuming deduction of the maximum 4.50% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through June 30, 2000. The Lehman Brothers Mortgage-Backed Securities ("MBS") Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. obligations. The Index is unmanaged and is not subject to the management and trading expenses of a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 June 30,2000
--------------------------------------------------------------------------------


 FACE
AMOUNT                                 SECURITY                        VALUE
================================================================================
U.S. TREASURY OBLIGATIONS -- 10.6%
$15,000,000   U.S. Treasury Notes, 6.50% due 2/15/10               $ 15,496,500
 20,000,000   U.S. Treasury Strips, zero coupon due 11/15/09         11,055,400
--------------------------------------------------------------------------------
              TOTAL U.S. TREASURY OBLIGATIONS
              (Cost -- $26,322,840)                                  26,551,900
================================================================================
U.S. GOVERNMENT AGENCIES-- 66.4%
              Government National Mortgage Association (GNMA) Certificates:
 23,760,483     6.50% due 10/15/28+                                  22,564,856
 17,179,661     7.00% due 11/15/28+                                  16,717,872
 54,027,102     7.50% due 4/15/30+                                   53,672,145
 72,268,087     8.00% due 5/15/30+                                   73,081,103
--------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES
              (Cost -- $168,503,574)                                166,035,976
================================================================================
              SUB-TOTAL INVESTMENTS
              (Cost -- $194,826,414)                                192,587,876
================================================================================
REPURCHASE AGREEMENTS-- 23.0%
  7,558,000   Goldman Sachs & Co., 6.45% due 7/3/00; Proceeds at
                maturity -- $7,562,062; (Fully collateralized by
                U.S. Treasury Bills, Notes & Bonds, 0.000% to
                12.000% due 1/4/01 to 11/15/28; Market value --
                $7,707,872)                                           7,558,000
 49,864,000   JP Morgan Securities, Inc., 6.50% due 7/3/00;
                Proceeds at maturity -- $49,891,010; (Fully
                collateralized by U.S. Treasury Notes & Bonds,
                3.375% to 7.875% due 7/15/02 to 2/15/21;
                Market value -- $50,861,304)                         49,864,000
--------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost -- $57,422,000)                                  57,422,000
================================================================================
              TOTAL INVESTMENTS-- 100%
              (Cost -- $252,248,414*)                              $250,009,876
================================================================================
+ Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $194,826,414)                     $192,587,876
  Repurchase agreements, at value (Cost -- $57,422,000)              57,422,000
  Cash                                                                  346,889
  Receivable for Fund shares sold                                       830,965
  Interest receivable                                                 1,365,277
--------------------------------------------------------------------------------
  Total Assets                                                      252,553,007
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                   1,047,966
  Management fees payable                                               130,202
  Distribution fees payable                                              34,088
  Accrued expenses                                                       69,208
--------------------------------------------------------------------------------
  Total Liabilities                                                   1,281,464
--------------------------------------------------------------------------------
Total Net Assets                                                   $251,271,543
================================================================================
NET ASSETS:
  Par value of capital shares                                      $    196,733
  Capital paid in excess of par value                               264,244,117
  Undistributed net investment income                                 2,002,355
  Accumulated net realized loss on security transactions            (12,933,124)
  Net unrealized depreciation of investments                         (2,238,538)
--------------------------------------------------------------------------------
Total Net Assets                                                   $251,271,543
================================================================================
Shares Outstanding:
  Class A                                                            17,464,168
  ------------------------------------------------------------------------------
  Class B                                                             1,034,411
  ------------------------------------------------------------------------------
  Class L                                                               990,519
  ------------------------------------------------------------------------------
  Class Y                                                               184,213
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $12.77
  ------------------------------------------------------------------------------
  Class B *                                                              $12.79
  ------------------------------------------------------------------------------
  Class L **                                                             $12.77
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                         $12.78
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)      $13.37
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $12.90
================================================================================
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
  Interest                                                          $ 8,420,136
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              574,100
  Distribution fees (Note 2)                                            356,550
  Shareholder and system servicing fees                                  58,258
  Registration fees                                                      29,624
  Shareholder communications                                             19,145
  Audit and legal                                                        14,199
  Custody                                                                 9,167
  Directors' fees                                                         2,493
  Other                                                                   4,987
--------------------------------------------------------------------------------
  Total Expenses                                                      1,068,523
--------------------------------------------------------------------------------
Net Investment Income                                                 7,351,613
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             233,557,320
    Cost of securities sold                                         237,672,656
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (4,115,336)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of period                                              (7,244,027)
    End of period                                                    (2,238,538)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                             5,005,489
--------------------------------------------------------------------------------
Net Gain on Investments                                                 890,153
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 8,241,766
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                         2000           1999
================================================================================
OPERATIONS:
  Net investment income                             $  7,351,613   $ 15,286,788
  Net realized loss                                   (4,115,336)    (8,181,916)
  (Increase) decrease in net unrealized depreciation   5,005,489     (8,320,262)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From  Operations   8,241,766     (1,215,390)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (7,001,754)   (14,264,175)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (7,001,754)   (14,264,175)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                   810,748,913    906,652,727
  Net asset value of shares issued for
    reinvestment of dividends                          3,735,577      8,719,918
  Cost of shares reacquired                         (797,633,041)  (951,026,813)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Fund Share Transactions                      16,851,449    (35,654,168)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     18,091,461    (51,133,733)
NET ASSETS:
  Beginning of period                                233,180,082    284,313,815
--------------------------------------------------------------------------------
  End of period*                                    $251,271,543   $233,180,082
================================================================================
* Includes undistributed net investment  income of:   $2,002,355     $1,652,496
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The U.S. Government Securities Fund ("Portfolio"), is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation,is registered under the Investment Company Act of 1940,as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and two other separate investment portfolios: Large Cap Value Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986,as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager for the Portfolio. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of the first $200 million of the average daily net assets, and 0.40% of the average daily net assets of the Portfolio in excess of $200 million. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the six months ended June 30, 2000, the Portfolio paid transfer agent fees of $45,921 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2000, CFBDS and SSB received sales charges of approximately $86,000 and $5,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $1,000, $20,000 and $1,000 for Class A, B and L shares,respectively.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended June 30, 2000, total Distribution Plan fees were as follows:

                                                   Class A    Class B    Class L
================================================================================
Distribution Plan Fees                             $260,327   $49,810    $46,413
================================================================================

All officers and one Director of the Fund are employees of SSB.

--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $200,257,405
--------------------------------------------------------------------------------
Sales                                                               233,557,320
================================================================================

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $   929,559
Gross unrealized depreciation                                        (3,168,097)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(2,238,538)
================================================================================

4. Repurchase Agreements

The Portfolio purchases U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreement.

During the six months ended June 30, 2000, the Portfolio did not enter into any reverse repurchase agreements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities, particularly GNMAs, on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At June 30, 2000, the Portfolio had no TBA securities.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2000, the Portfolio had no open futures contracts.

8. Capital Shares

At June 30, 2000, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares.

--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At June 30, 2000, total paid-in capital amounted to the following for each class:

                              Class A       Class B      Class L       Class Y
--------------------------------------------------------------------------------
Total Paid-in Capital       $233,866,373  $13,554,442  $13,870,828   $3,149,207
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                    Six Months Ended                  Year Ended
                                      June 30, 2000                December 31, 1999
                               --------------------------    ----------------------------
                                 Shares        Amount           Shares          Amount
=========================================================================================
Class A
Shares sold                    63,818,182    $808,482,282    69,198,296    $ 899,315,105
Shares issued on reinvestment     261,129       3,294,826       591,604        7,682,394
Shares reacquired             (62,621,598)   (792,608,718)  (72,472,777)    (941,068,231)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)         1,457,713    $ 19,168,390    (2,682,877)   $ (34,070,732)
=========================================================================================
Class B
Shares sold                       123,820    $  1,576,177       307,144    $   4,010,617
Shares issued on reinvestment      17,303         218,528        39,047          507,217
Shares reacquired                (175,459)     (2,220,533)     (384,807)      (5,022,756)
-----------------------------------------------------------------------------------------
Net Decrease                      (34,336)   $   (425,828)      (38,616)   $    (504,922)
-----------------------------------------------------------------------------------------
Class L
Shares sold                        54,723    $    690,454       254,539    $   3,322,005
Shares issued on reinvestment      15,905         200,610        36,919          478,902
Shares reacquired                (209,431)     (2,647,240)     (312,047)      (4,068,787)
-----------------------------------------------------------------------------------------
Net Decrease                     (138,803)   $ (1,756,176)      (20,589)   $    (267,880)
-----------------------------------------------------------------------------------------
Class Y
Shares sold                            --    $         --           373    $       5,000
Shares issued on reinvestment       1,713          21,613         3,958           51,405
Shares reacquired                 (12,443)       (156,550)      (66,261)        (867,039)
-----------------------------------------------------------------------------------------
Net Decrease                      (10,730)   $   (134,937)      (61,930)   $    (810,634)
=========================================================================================


9.   Capital Loss Carryforward

At December 31, 1999, the Portfolio had, for Federal income tax purposes, approximately $8,818,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class A Shares                      2000(1)(2)    1999(2)     1998(2)      1997       1996          1995
===========================================================================================================
Net Asset Value,
  Beginning of Period                $12.67       $13.41      $13.61      $13.24      $13.59       $12.50
-----------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income                0.39         0.75        0.71        0.85        0.84         0.92
  Net realized and
    unrealized gain (loss)             0.09        (0.78)       0.08        0.38       (0.33)        1.09
-----------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                      0.48        (0.03)       0.79        1.23        0.51         2.01
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.38)       (0.71)      (0.72)      (0.86)      (0.86)       (0.92)
  Net realized gains                     --           --       (0.27)      (0.00)*        --           --
  Capital                                --           --       (0.00)*        --          --           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                   (0.38)       (0.71)      (0.99)      (0.86)      (0.86)       (0.92)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                      $12.77       $12.67      $13.41      $13.61      $13.24       $13.59
-----------------------------------------------------------------------------------------------------------
Total Return                           3.82%++     (0.24)%      6.04%       9.67%       3.97%       16.52%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)             $223         $203        $251        $272        $312         $385
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                6.27%+       5.82%       5.22%       6.37%       6.34%        6.82%
  Interest expense                       --           --        0.05        0.16        0.30           --
  Other expenses                       0.85+        0.83        0.81        0.80        0.79**       0.79
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  91%         193%        268%        130%        265%          57%
===========================================================================================================

(1)  For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01.
**   Amount has been restated from the December 31, 1996 annual report.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class B Shares                      2000(1)(2)    1999(2)     1998(2)      1997       1996          1995
===========================================================================================================
Net Asset Value,
  Beginning of Period                $12.69       $13.42      $13.63      $13.26      $13.61       $12.51
-----------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income                0.36         0.70        0.64        0.79        0.77         0.80
  Net realized and
    unrealized gain (loss)             0.08        (0.79)       0.08        0.38       (0.33)        1.16
-----------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                      0.44        (0.09)       0.72        1.17        0.44         1.96
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment  income              (0.34)       (0.64)      (0.66)      (0.80)      (0.79)       (0.86)
  Net realized gains                     --           --       (0.27)      (0.00)*        --           --
  Capital                                --           --       (0.00)*        --          --           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                   (0.34)       (0.64)      (0.93)      (0.80)      (0.79)       (0.86)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                      $12.79       $12.69      $13.42      $13.63      $13.26       $13.61
-----------------------------------------------------------------------------------------------------------
Total Return                           3.54%++     (0.66)%      5.47%       9.12%       3.44%       16.03%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)              $13,227      $13,558     $14,861     $12,238     $11,212      $11,116
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                5.74%+       5.34%       4.69%       5.85%       5.85%        6.16%
  Interest expense                       --           --        0.05        0.16        0.30           --
  Other expenses                       1.36+        1.33        1.31        1.31        1.28**       1.28
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  91%         193%        268%        130%        265%          57%
===========================================================================================================

(1)  For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01.
**   Amount has been restated from the December 31, 1996 annual report.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class L Shares                      2000(1)(2)    1999(2)   1998(2)(3)     1997       1996          1995
===========================================================================================================
Net Asset Value,
  Beginning of Period                $12.67       $13.40      $13.60      $13.23      $13.58       $12.50
-----------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income                0.36         0.70        0.65        0.77        0.78         0.86
  Net realized and
    unrealized gain (loss)             0.08        (0.79)       0.08        0.40       (0.33)        1.09
-----------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                      0.44        (0.09)       0.73        1.17        0.45         1.95
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment  income              (0.34)       (0.64)      (0.66)      (0.80)      (0.80)       (0.87)
  Net realized gains                     --           --       (0.27)      (0.00)*        --           --
  Capital                                --           --       (0.00)*        --          --           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                   (0.34)       (0.64)      (0.93)      (0.80)      (0.80)       (0.87)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                      $12.77       $12.67      $13.40      $13.60      $13.23       $13.58
-----------------------------------------------------------------------------------------------------------
Total Return                           3.55%++     (0.67)%      5.53%       9.18%       3.49%       15.93%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)              $12,652      $14,308     $15,407     $14,464     $17,249      $21,559
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                5.78%+       5.38%       4.74%       5.91%       5.87%        6.36%
  Interest expense                       --           --        0.05        0.16        0.30           --
  Other expenses                       1.32+        1.29        1.27        1.27        1.26**       1.25
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  91%         193%        268%        130%        265%          57%
===========================================================================================================

(1)  For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
*    Amount represents less than $0.01.
**   Amount has been restated from the December 31, 1996 annual report.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class Y Shares                      2000(1)(2)    1999(2)     1998(2)      1997       1996          1995
===========================================================================================================
Net Asset Value,
  Beginning of Period                $12.68       $13.42      $13.64      $13.27      $13.61       $12.51
-----------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income                0.41         0.79        0.75        0.88        0.88         1.00
  Net realized and
    unrealized gain (loss)             0.09        (0.78)       0.08        0.39       (0.33)        1.06
-----------------------------------------------------------------------------------------------------------
Total Income
  From Operations                      0.50         0.01        0.83        1.27        0.55         2.06
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment  income              (0.40)       (0.75)      (0.78)      (0.90)      (0.89)       (0.96)
  Net realized gains                     --           --       (0.27)      (0.00)*        --           --
  Capital                                --           --       (0.00)*        --          --           --
-----------------------------------------------------------------------------------------------------------
Total Distributions                   (0.40)       (0.75)      (1.05)      (0.90)      (0.89)       (0.96)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                      $12.78       $12.68      $13.42      $13.64      $13.27       $13.61
-----------------------------------------------------------------------------------------------------------
Total Return                           3.99%++      0.08%       6.29%      10.00%       4.30%       16.88%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)               $2,354       $2,472      $3,447      $5,182      $5,589       $6,992
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                6.54%+       6.10%       5.52%       6.65%       6.64%        7.22%
  Interest expense                       --           --        0.05        0.16        0.30           --
  Other expenses                       0.55+        0.54        0.52        0.51        0.50**       0.49
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  91%         193%        268%        130%        265%          57%
===========================================================================================================

(1)  For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01.
**   Amount has been restated from the December 31, 1996 annual report.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      21

                                                  [LOGO OF SALOMON SMITH BARNEY]

Directors
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James E. Conroy
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
Salomon Smith Barney Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York,    New York 10004

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges,expenses, investment objectives and operating policies of the Portfolio. If used as sales material after September 30, 2000, this report must be accompanied by performance information for the most recently completed calender quarter.

Salomon Smith Barney is a service mark
of Salomon Smith Barney Inc.

Smith Barney Funds, Inc.
388 Greenwich Street, MF-2
New York,    New York 10013

www.smithbarney.com/mutualfunds

FD0631 8/00